Exhibit 10.17

LEASE AGREEMENT

Made and executed in Yokneam on the 1st day of March, 2011

Between

Shaar Yokneam Limited Registered Partnership

(Partnership No. 550014666)

By means of the approved signatories

Messrs. Amir Biram (I.D. 058783291)

And Daniel Lavon (I.D. 31354724)

Authorized to sign on behalf of the partnership and obligate it

Whose address for the purpose of this agreement is

Mitcham “Shaar Hacarmel”

5 Nahum Het Street, Tirat Carmel

Hereinafter to be known in brief as: “the Lessor”

The first party

And

Mellanox Technologies Ltd. (Public Co. 512763285)

By way of the approved signatories Mr. Eyal Waldman (I.D. 56429095)

Authorized to sign on behalf of the company and obligate it

Whose address for the purpose of this agreement is

Shaar Yokneam Park, Beit Hermon, POB 586

Hereinafter to be known in brief as: “the Tenant”

The second party

WHEREAS

The Lessor is the owner or registered lease holder or is entitled to be registered as the owner or lease holder, as the case may be, of the land with an area of 62,000 square meters, which includes the parcels known as nos. 33, 34, 36, 37, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49 and 50 (in entirety) as well as parts (areas) of parcels of land known as nos. 21, 22, 23, 24, 30, 31, 32, 35, 38, 39, 79, 80 and 82 in lot 11098 (hereinafter: “the Land”).

WHEREAS

The Lessor has set up and/or is setting up on the Land a project known as “Shaar Yokneam,” which includes, inter alia, a variety of buildings, whether existing or to be constructed in future, access roads, parking areas, public areas, roads, sidewalk areas, landscape and gardening (hereinafter: “Shaar Yokneam Park”).

WHEREAS	Among the buildings to be built on the Land, the Lessor is building on the Land a structure known as “Beit Shlomo” (hereinafter: “the Structure” and/or “the Building” and/or “Beit Shlomo”).

WHEREAS

The Tenant would like to rent Beit Shlomo in its entirety, the plans whereof are attached hereto as Appendix A to this agreement (hereinafter: “the Rented Premises”) in order to manage his enterprise therein in accordance with the purpose of the lease, as defined herein below.

WHEREAS	The Rented Premises constitute a new building whose construction has yet to be completed.

WHEREAS

As of the date of the signature of this agreement, the Tenant’s enterprise is an enterprise authorized by the Encouragement of Capital Investments Law 5719-1959, which comprised a consideration in the Lessor’s decision to lease the Rented Premises to the Tenant and the determination of the price of the rent and conditions of the lease.

WHEREAS

The Rented Premises are situated in a new building, the construction whereof shall be completed in 5771 (2011) and, accordingly, the protection of the Tenants’ Protection Law [Consolidated Version] 5732-1972 (hereinafter: “the Law”) shall not apply to the lease.

WHEREAS	The Lessor may lease the Rented Premises and is entitled to lease the Rented Premises to others, in the manner and under the conditions specified below herein in this agreement.

WHEREAS

The Tenant requires the Rented Premises for a limited period of time — solely in order to manage a business in the Rented Premises, a high-tech development, research and production enterprise for the production of advanced technology products — not for any other and/or additional purpose (above and hereinafter: “the Lease Purpose”).

WHEREAS

The Lessor would like to lease the Rented Premises to the Tenant and the Tenant would like to rent the Rented Premises from the Lessor, and this by way of a tenancy not protected by the variety of Tenants’ Protection Laws, including by way of a rental that is unprotected by the Law, and all in accordance with the conditions and provisions of this agreement.

WHEREAS

The Rented Premises have never been leased to the Tenant and/or anyone else for key money and the Tenant and/or any third party whatsoever have not paid the Lessor key money and/or any other proceeds or other sum that may be deemed key money in accordance with the definition thereof in

Law in respect of the rental of the Rented Premises and, accordingly, the parties have stipulated and agreed that the various Tenants’ Protection Laws shall not apply to the lease, pursuant to this agreement.

WHEREAS

The Tenant is prepared to rent the Rented Premises for the Lease Period stated and under the conditions specified below herein in this agreement, and to undertake to fulfill all the aforesaid conditions and provisions herein in this agreement.

Accordingly, the parties have agreed and stipulated the following:

Preamble

1.                                       The preamble to this agreement as well as the declarations and facts specified herein constitute an essential and inseparable part of this agreement and shall be deemed to have been included in the body of the agreement.

2.                                       Canceled section.

Appendices

3.                                       The following appendices are attached hereto to this agreement as an inseparable part thereof:

Appendix A	-	Structure plans

Appendix B	-	Technical specification of the Rented Premises

Appendix B 1	-	“Form 4” of the Rented Premises

Appendix C -		Construction plans, technical specifications and statements of quantity relating to the entirety of works to be performed by the Tenant in the Rented Premises.

Appendix D -		A photocopy of the letter of authorization given to the Tenant, in accordance with the Encouragement of Capital Investments Law.

Appendix E	-	Text of “the Confirmation of the Tenant’s Work Insurance”

Appendix F	-	Text of “the Confirmation of the Tenant’s Insurance”

Appendix G	-	Canceled

Appendix H -		Letter of undertaking of Sub-tenant

Appendix I -		Tenant’s undertaking to manage the Building and systems therein

Appendix J	-	Canceled

Appendix K	-	Text of the bank guarantee

Appendix L	-	Blueprint of the Building’s surroundings

Lessor’s Declarations

4.                                       The Lessor declares that —

a.               It is the owner or lease holder registered or entitled to be registered as owner and/or lease holder, as the case may be, of the Land.

b.              It is setting up on the Land, and perhaps on additional areas as well, an industrial park, the buildings whereof, all or in part, are designated for rental and the Building constitutes one of them.

c.               It is erecting the Building in accordance with a duly issued building permit and it possesses all the authorizations required to erect the Building and to complete construction of the Building. The construction of the Building shall be completed as specified in Appendix B of this agreement.

In addition, the Lessor declares that it has paid the Local Authority and the Building contractor al the payments required thereof to date or has arrived at suitable arrangements for payment as necessary for the erection and construction of the Building.

d.              The construction of the Rented Premises has been completed on December 31, 2010 (subject to the completion thereafter of the development works and additional works to be performed at “Beit Shlomo” and/or in the environs thereof as specified in Appendix B).

“Form 4” of the Rented Premises is attached hereto as Appendix B1 to this agreement.

e.               At the time of delivery of possession of the Rented Premises, the Rented Premises shall be vacant and free of any person or object.

There is no encumbrance, lien or pledge that may preclude the rental of the Rented Premises to the Tenant in accordance with the conditions of this agreement.

f.                 At the time of signature of this agreement, the Lessor has no knowledge of any fundamental fault in the Rented Premises, which precludes the reasonable use of the Rented Premises for the Lease Purpose.

g.              In accordance with the urban planning scheme and the detailed local outline plans, which apply to the parcel whereon the Building is constructed, including Detailed Plan no. 12883/c and including the Detailed Plan known as “plan no. 245/bt/c” (hereinafter: “the Detailed Plan”), a business may be run in the Rented Premises in accordance with the Lease Purpose, provided that the Tenant fulfills the provisions of any law.

h.              The Lessor hereby agrees to amend the name of the Rented Premises to “Mellanox House” or any other name, which the Tenant requests, and shall take steps for this purpose together with the Tenant so that the name shall be amended in all the necessary registrations, including at the Yokneam Municipality, the “Mavo Ha’amakim” Local Planning and Building Committee and any other competent body and/or authority. Nonetheless, the Lessor shall have the right to indicate its name on the Building and in connection with the Building. The type of signage, the location thereof and size thereof shall be specified in a written summary by the parties.

i.                  It shall not grant a right to cellular phone companies to install antennas on the Rented Premises and/or the buildings adjacent to the Rented Premises (apart from those existent currently) without the advance written authorization of the Tenant.

j.                  It is hereby clarified and agreed that anywhere in this agreement where the agreement of the Lessor and/or anyone on behalf thereof is required, then the Lessor and/or the representative thereof shall not refuse to grant authorization other than on material and reasonable grounds and without unreasonable delay.

Declarations and Undertakings of the Tenant

5.

a.                                       The Tenant declares that it has seen and inspected the Detailed Plan and the Building plans, that it has visited the grounds and seen the place designated for the construction of the Shaar Yokneam Park, the location of Beit Shlomo, which is being constructed, and the access roads thereto, and has found Beit Shlomo, when construction shall be completed (including all systems thereof), suitable for the purposes thereof, the requirements of the enterprise thereof and the Lease Purpose, and it is prepared to and undertakes to rent Beit Shlomo, as it shall be when constructed, and shall not come forth with any claims or contentions with respect to the suitability of Beit Shlomo, when it is built, regarding the Lease Purposeand requirements of the Tenant, and it hereby waives in a final, complete, full and absolute manner any contention of fault and/or unsuitability of any kind and type, without exception, save with respect to a concealed fault.

b.                                      Section deleted.

c.                                       The Tenant declares that as of the date of signature of this agreement, the Tenant’s enterprise to be located in the Rented Premises is an authorized enterprise in accordance with the Encouragement of Capital Investments Law 5719-1959. Appendix D to this agreement is an accurate photocopy of the letter of authorization given to the enterprise of the Tenant, pursuant to the aforesaid Law by the investments coordinator. The aforesaid authorization remains in effect and has not been revoked, and the Tenant continues to fulfill the conditions thereof.

d.                                      The Tenant hereby undertakes not to register a caution remark in its favor in respect of this agreement.

e.                                       It shall not give a right to any cellular phone companies to install antennas on the Rented Premises without the advance written authorization of the Lessor.

f.                                         It is hereby clarified and agreed that anywhere herein in this agreement where the consent of the Tenant and/or anyone on behalf thereof is required, then the Tenant and/or the representative thereof shall not refuse to give authorization other than on material and reasonable grounds.

The Lease and the Denial of Tenants’ Protection Laws With Respect to the Lease

6.

a.                                       The Lessor undertakes to lease the Rented Premises to the Tenant, following the completion of the construction thereof, and the Tenant undertakes to rent the Rented Premises from the Lessor, and this — by way of a lease whereto the Tenants’ Protection Laws don’t apply to, for the period of the lease stated herein in this agreement and on the conditions stipulated and specified herein in this agreement.

b.                                      The parties declare that on the date of signature of this agreement the construction of Beit Shlomo and the Rented Premises have yet to be completed, and they constitute a new building, as this term is defined in Law, whose construction shall be finally completed solely following the signature of this agreement and, in any event, following 5728 (August 20, 1968) and it shall be leased following this date. Accordingly, the Tenants’ Protection Law and any law enacted or to come in lieu thereof and any regulations and/or orders enacted and/or to be enacted in accordance therewith shall not apply to the lease of the Rented Premises and the

Tenant shall not be protected according to the Tenants’ Protection Law and the regulations thereof and shall not contend any contention pursuant thereto.

c.                                       The Tenant hereby declares that it has not paid the Lessor any key money whatsoever in respect of the Rented Premises and/or in connection with the lease, subject of this agreement, that it has not undertaken to pay any key money whatsoever for the lease of the Rented Premises, that it has not participated in any manner whatsoever in the construction of the Rented Premises and/or it has not paid any proceeds whatsoever in respect of the Rented Premises,which may be deemed as key money in accordance with the Law, that it is aware that on the date of signature of the agreement the Rented Premises are to be found in the sole possession of the Lessor, that there is no other body or person, save for the Lessor, entitled to such possession and the Tenants’ Protection Laws, including the Law, fail to grant any protection thereto as a protected tenant with respect to the lease of the Rented Premises, pursuant to this agreement.

In addition, and for the avoidance of any doubt, it is hereby specified and agreed that investments, building additions, and improvements which will be made to the Rented Premises by the Tenant shall not be considered in any manner as payment of Key Money for the Rented Premises, and shall also not be deemed considertation of the Lessor which may be deemed as key money by law even if they shall remain in the Rented Premises after the Tenant shall vacate them.

d.                                      The Tenant hereby declares explicitly that it is aware that this agreement has been made in accordance with Sections 10 and 14 of “the Law” since the Rented Premises constitute a new property and/or a property that has been vacated and/or that shall be vacated of any possessor, save for the Lessor, prior to the commencement of the lease subject of this agreement.

e.                                       The parties agree that the Tenant is precluded from raising any contention, of any kind and type without exception, with respect to its being a “protected tenant” pursuant to the Law.

f.                                         The parties hereby agree that the breach of Section 6 herein above and/or the breach of any sub-section thereof shall be deemed a material breach of this agreement.

The Rented Premises

7.

a.                                       All the areas included in Beit Shlomo, including 3 (three) floors of parking, the ground floor, mezzanine, first floor, second floor, third floor, fourth floor, fifth floor, sixth floor, stairwells, protected spaces, restrooms, lobbies and corridors, storage spaces and service areas constitute the Rented Premises (above and hereinafter — “the Rented Premises”).

An area of 235.79 square meters (gross) which constitutes the operational floor and is marked in pink on the Building plans attached hereto as Appendix I to this agreement together with an area of 500 square meters (gross) on the ground floor of the Building colored in blue on the aforesaid plans, together with an area of 2,284.46 square meters (gross) which constitutes the second floor of the Building and is colored in dark green on the aforesaid plans, together with an area of 2,284.46 square meters (gross) which constitutes the third floor of the Building and is colored in light green on the aforesaid plans, together with an areas of 2,304.20 square meters (gross) which constitute the fifth floor of the Building and is colored in yellow on the aforesaid plans, together with an area of 2,304.20 square meters (gross) which constitutes the sixth floor of the Building and is colored in light orange on the aforesaid plans, together with an area which constitutes half of the first floor of the Building or an area which constitutes half of the fourth floor of the Building — at the Tenant’s discretion. together with 368 parking spaces marked in red on the aforesaid plans shall be known hereinafter, as “Area A.”

Notwithstanding the aforesaid, the parties hereby agree that until the occupation of Area A by the Tenant, the Lessor may rent 268 parking spaces marked in brown on the aforesaid plans to any third party and to receive the full parking fees in respect thereof. The Tenant shall inform the Lessor of the date of actual occupation of Area A, at least 30 days in advance. It is clarified that the Tenant shall not be obligated to pay municipal taxes in respect of the aforesaid 268 parking spaces during the period wherein these parking spaces shall be rented by the Lessor.

An area of 719.22 square meters on the ground floor of the Building colored in gray on the aforesaid plans, together with an area of 385.50 square meters (gross) which constitute the mezzanine of the Building and is colored in pale blue on the aforesaid plans, together with an area of 2,267.46 square meters (gross) which constitute the first floor of the Building and is colored in dark orange on the aforesaid plans, together with an area of 2,304.20 square meters (gross) which constitute the fourth floor of the Building and is colored in dark purple on the aforesaid plans, together with a storage area of 536 square meters (gross) marked in light purple on the aforesaid plans, excluding an area which constitutes half of the first floor of the Building or an area which constitutes half of the fourth floor of the Building (at the Tenant’s discretion) which will be part of Area A. shall be known hereinafter, as “Area B.”

The parties agree that the storage areas shall be locked and following the request of the Tenant to make use thereof, the relevant areas shall be opened by the Lessor.

The definition of “Area A” and “Area B” shall be updated if necessary in accordance with the calculation of the Rented Premises as stated in Section 7 (b) herein below for all intents and purposes, including the rent amount.

b.                                      Measuring the Area of the Rented Premises

1.               Ahead of the completion of the construction of the Rented Premises, the Lessor shall issue the Tenant with a calculation of the area of the Rented Premises (contour of the Building, i.e., including the thickness of all external walls). Insofar as the Tenant agrees to this calculation, it shall be deemed as the area of the Rented Premises for all intents and purposes. Insofar as the Tenant disputes the determination of the Lessor regarding the area of the Rented Premises, the Tenant and the Lessor shall appoint jointly an authorized surveyor to be instructed by them for the measurement of the area of the Rented Premises in accordance with customary measuring rules and this area shall be deemed as the area of the Rented Premises for all intents and purposes. Insofar as the parties do not agree on the identity of the authorized surveyor within ten days of the disclosure of the dispute, a competent surveyor shall be appointed by the Surveyors Bureau.

2.               The authorized surveyor shall be deemed as an agreed on professional expert and the determination thereof shall bind the parties finally and absolutely.

3.               Both parties shall bear the fee of the authorized surveyor in equal parts.

Delivery of Possession of the Rented Premises to the Tenant

8.

a.                                       The parties hereby agree that the Lessor shall deliver the Rented Premises to the Tenant when it is constructed to the level solely of the external envelope and as specified in the technical specification attached hereto as Appendix B to this agreement.

b.                                      The date of completion of the external envelope of the Rented Premises and the delivery of possession of the Rented Premises to the Tenant as the Rented Premises are constructed to the envelope level and following the receipt of Form 4 for the Rented Premises, attached hereto as Appendix B1 (for the purpose of the performance of the Adaptation Works in the

Rented Premises while unoccupied by the Tenant) shall be on the date of execution of this agreement (hereinafter — “the Date of Delivery of Possession of the Rented Premises”). The parties hereby agree that the breach of this Section 8 (b) herein shall be deemed a material breach of this agreement.

c.                                       [omitted]

d.                                      Prior to the Date of Delivery of Possession of the Rented Premises to be announced to the Tenant, as aforesaid, and as a condition to the delivery of possession of the Rented Premises, the Tenant shall deliver to the Lessor all authorizations of insurance, which the Tenant is obligated to present in accordance with the contents of Section 16 herein below.

e.                                       The Lessor undertakes that on the Date of Delivery of Possession of the Rented Premises, all the following conditions shall be fulfilled:

1.               The Rented Premises shall be constructed and finished in accordance with the Building permit (and it shall possess Form 4 in connection with the Rented Premises attached hereto as Appendix B1) save for defects, if and insofar as such exist, which do not preclude the Tenant’s reasonable use of the Rented Premises.

2.               The performance of part of the works in the public areas in the entrance to the Building shall be concluded in a manner that enables reasonable and safe passage to pedestrians from the street level to the entrance to the Building, and reasonable and safe passage for persons between the floors of the Rented Premises, including the parking floors, is available.

The parties hereby agree that the Tenant shall be given the right to complete the works in the public areas of its own accord, subject to obtaining authorization in advance and in writing from the Lessor with respect to the type of works and cost thereof. The parties hereby agree that the Tenant shall perform the aforesaid works at the Lessor’s expense and the Lessor shall pay the Tenant and/or to the order thereof the amount that is authorized in advance by the Lessor within 7 days of the date of receiving the invoices to be presented thereto by the Tenant.

3.               The Rented Premises shall be connected to water at end points on each floor of the Rented Premises and an electricity feed at one end point of the Rented Premises as specified in Form 4.

4.               The building shall be delivered to the possession of the Tenant in the current state thereof at the time of execution of this agreement.

f.                                         The parties agree that on the delivery of possession of the Rented Premises, in two stages. In the initial stage the Rented Premises shall be delivered to the Tenant in the state it is in at the time of execution of this agreement. No later than five months after the date of execution of this agreement, an additional delivery of the Rented Premises shall be carried out wherein all systems shall be inspected to make certain that they are functioning properly. At the second delivery of possession, representatives of the Tenant, the Lessor and the management company shall be present. It is hereby clarified that the provisions of Sections 8 (g) and 8 (i) shall apply to the second delivery mutatis mutandi.

The parties hereby agree and clarify that damage caused to the systems in the Rented Premises, as a result of the performance of works in the Rented Premises by the Tenant or anyone on behalf thereof, shall be repaired by the Tenant, and the Tenant shall bear all the expenses, delays and damages as a result thereof.

The parties hereby agree that the Tenant shall give written notice to the Lessor of the intention thereof to occupy the Rented Premises at least 30 (thirty) days in advance.

g.                                      On the day and at the time stated in the Lessor’s Notice as the date of delivery of possession, the Tenant shall arrive at the Rented Premises in order to receive the possession thereof, and the Lessor shall deliver thereto possession of the Rented Premises at that time provided that the Tenant shall deliver to the Lessor, prior thereto, the bank guarantee required for the fulfillment of the undertakings thereof pursuant to this agreement, as stated in Section 27 herein below, if such has yet to be delivered.

h.                                      At the time of delivery of possession of the Rented Premises, a record of the delivery and the state of the Rented Premises shall be prepared (hereinafter — “the Record of Delivery”).

The Record of Delivery shall indicate all the matters that must be completed or repaired by the Lessor, if there are such, and the Lessor shall complete the repairs at the earliest possible time, even though the Tenant shall already hold possession of the Rented Premises. The contents of this section shall be subject to the fact that deficiencies that preclude the performance of any works whatsoever by the Tenant in the Rented Premises shall be repaired by the Lessor prior to the delivery of possession of the Rented Premises to the Tenant and in such instance the date of delivery of the possession of the Rented Premises shall be deferred until the completion of the repairs as aforesaid and all payments owing by the Tenant to the Lessor specified in the agreement shall be deferred in accordance with the new Date of Delivery of Possession of the Rented Premises.

Notwithstanding the aforesaid, if it is possible for the Tenant to perform works in the Rented Premises in such manner that does not require the deferral of use of the Rented Premises, the payments owing to the Lessor shall not be deferred.

The parties hereby agree and underscore that the completion works in the lobbies and restrooms shall not be deemed as deficiencies that preclude the performance of any works whatsoever in the Rented Premises by the Tenant.

i.                                          If the Tenant fails to appear, pursuant to the aforesaid, to accept possession of the Rented Premises, the Record of Delivery shall be prepared in the Tenant’s absence and shall serve as ostensible proof of the accuracy of the matters stated therein. Possession of the Rented Premises for the purpose of the performance of the Tenant’s works in the Rented Premises shall be deemed as delivered to the Tenant on the same day.

j.                                          If the Tenant does not present the authorization of the insurance and the securities and guarantees for the fulfillment of all the undertakings thereof, as aforesaid in Section 8 (d) and Section 27 herein below, then it shall not be entitled to receive possession of the Rented Premises as long as it fails to present to the Lessor all the documents and securities, as aforesaid, even if the Tenant appears on the day and at the appointed time for the Date of Delivery of Possession of the Rented Premises, and the Tenant shall be deemed as having failed to appear to accept possession of the Rented Premises until it presents the aforesaid authorizations of the insurance and securities. Notwithstanding the aforesaid, the Lessor shall be deemed as having made the Rented Premises available to the Tenant for all intents and purposes.

The Tenant’s Works in the Rented Premises and Adapting the Rented Premises to the Tenant’s Requirements

9.

a.                                       All works, which the Tenant requires to adapt the Rented Premises to its requirements (save for works the Lessor is to perform in accordance with the contents of Appendix B), including the erection of internal partitions, installation of ceilings and/or acoustic ceilings, flooring of the Rented Premises, painting works in the Rented Premises, aluminum works, installation of air-conditioning units within the Rented Premises, and the performance of works of electricity, lighting, preparation and infrastructure for communication and computer systems, installation of a sprinkler system in the Rented Premises in accordance with the Tenant’s requirements and the licensing requirements for the business thereof, carpentry works and installation of equipment and furniture (including shelves), roofing and fire extinguishing works, installation of parquet flooring and carpeting, sanitation works and devices, water, restroom cubicles, kitchenettes, setting up a dining room and kitchen — all these shall be performed by the Tenant and at the sole and complete expense thereof.

Without derogating from the provisions of this agreement, the parties agree that if it is possible from all aspects to install double parking facilities on one of the parking floors in the Rented Premises, the Tenant may install such parking facilities as aforesaid subject to the following:

1.               The Tenant shall present the requested location for the installation of the aforesaid parking facilities for the advance written authorization of the Lessor.

2.               All fees, expenses and payments of any kind and type whatsoever, without exception, involved in the installation of the parking facilities as aforesaid and/or in connection thereto and/or ensuing from the installation thereof shall be paid in full solely by the Tenant.

3.               All the works involved in the installation of the parking facilities as aforesaid shall be performed solely by the Tenant at the full and exclusive liability thereof in accordance with the provisions of law.

4.               Installation of the parking facilities as aforesaid shall not impair the Building in any manner whatsoever.

5.               The Tenant shall be exclusively liable for any damage and/or loss, of any kind and type to be caused, if caused, to the Rented Premises and/or the property and/or any third party including the Lessor and/or anyone on behalf thereof and/or the Tenant and/or anyone on behalf thereof as a result of the installation of the parking facilities as aforesaid and/or the use thereof and/or in connection therewith and/or ensuing from the aforesaid facilities.

6.               All provisions of this agreement that apply to the Tenant’s Works, as defined herein below, shall apply as well to all works involved in the installation of the aforesaid parking facilities.

7.               The Tenant shall be liable for the maintenance of the aforesaid parking facilities in accordance with the provisions of any law and in accordance with the directives of the manufacturer.

8.               The Tenant shall take all safety and precautionary measures to preclude loss and/or damage and shall arrange insurance pursuant to the demands of the Lessor’s insurance consultant prior to installing the parking facilities, as aforesaid, and making any use whatsoever thereof.

The Tenant may remove the aforesaid parking facilities at the end of the Lease Period, provided that it first receives any permit or license necessary for this purpose by virtue of the law, insofar as such is required, and provided that it repairs all damage caused, if caused, to the Rented Premises as a result of dismantling the aforesaid facilities. In any event, in accordance with the explicit written demand of the Lessor, the Tenant shall be required to remove the aforesaid facilities at the end of the Lease Period and to fulfill the aforesaid conditions. In any event, the Tenant shall not be entitled to recoup and/or to the refund of expenses and/or any payment of any kind and type whether or not the parking facilities remain in the Rented Premises.

All interior works in the Rented Premises, including the internal division thereof, shall be performed by the Tenant, pursuant to the Building plans, the technical specifications and statements of quantity (hereinafter — “the Plans”) attached hereto as Appendix C to this agreement and pursuant to the specified plans to be presented by the Tenant to the Lessor requiring the advance written authorization of the Lessor to be given in accordance with that which has been specified herein in this agreement. It is hereby clarified that for the purposes of Sections 9 and 9A of this agreement, reasonable grounds for the refusal to provide authorization by the Lessor for the Plans and/or technical specification of the Tenant’s Works shall be made solely for reasons related to the effect of the works on the systems and infrastructure of the Building, including connecting to them and/or to Shaar Yokneam Park and/or the requirements of the authorities and/or the demands of suppliers and/or service providers to the Building.

b.                                      The Tenant hereby undertakes that all works it is to perform in the Rented Premises shall be performed incidental to the use of materials authorized solely by the Israel Standard, which accurately complement, and are subject to the aforesaid herein below, the Plans and specifications to be authorized in writing by the Lessor and/or anyone on behalf thereof and are performed in full compliance with and fulfillment of all relevant laws and statutes for the performance of all such works.

Alterations in relation to the details in Appendix C that have no effect whatsoever on the systems and infrastructures of the building, including connecting thereto and/or to Shaar Yokneam Park and/or the construction of the Building and/or that fail to constitute a contravention of the provisions of any law and/or building permit and/or licensing requirements and/or demands of suppliers and/or service providers to the Building (hereinafter — “the Permitted Alterations”) shall not obligate the Tenant with the prerequisite to obtain additional written authorization from the Lessor. Nonetheless, the Tenant shall report to the Lessor in writing at the earliest opportunity regarding any alteration and/or divergence in relation to that which is specified in Appendix C to this agreement and, in any event, prior to the performance of an alteration and/or divergence.

The performance of alterations, which do not constitute Permitted Alterations, shall require the advance written authorization of the Lessor to be given, if given, no later than 10 (ten) days following the receipt of the request for authorization.

The Lessor shall enable the Tenant to enter the Rented Premises to perform the Tenant’s Works in the Rented Premises commencing on the date stated in Section 8(b) above.

c.                                       In addition to the contents of Sections 9(a) and 9(b) above, the parties hereby agree that the Lessor may perform works, alterations or additions within the areas of the Rented Premises, all at the full and sole expense thereof, subject to the provisions of this agreement.

All of the Tenant’s Works in the Rented Premises shall be known heretofore and hereafter as “the Tenant’s Works.”

d.                                      The plans for the Tenant’s Works and the technical specification thereof shall be delivered to the Lessor and shall require the advance written authorization thereof to be given no later than 10 (ten) days following the receipt of the Plans and technical specification, unless the Lessor provides reasonable grounds, which it explains in good faith.

In addition, the engineer on behalf of the Lessor shall be permitted and authorized to given the Tenant suitable directives if it discovers that works in the Rented Premises have been performed and/or are planned to be performed, which fail to constitute Permitted Alterations, without imposing on the Lessor any duty and/or duties whatsoever in respect thereof. The Tenant on its part hereby undertakes to fulfill these directives at the earliest possible time following the receipt thereof.

e.                                       In addition, and without derogating from the any other provision of this agreement, the Lessor shall grant the Tenant’s request to permit it to perform the Tenant’s Works, or any part thereof, in the Rented Premises, solely if all the following conditions precedent are fulfilled and subject to the fulfillment thereof:

1.               The Lessor’s engineer shall authorize, in advance and in writing, the performance of the Tenant’s Works. The Lessor’s authorization, as aforesaid, shall be given no later than 10 (ten) days following the receipt of the Plans, unless the Lessor presents reasonable grounds that it explains in good faith.

2.               The Tenant shall arrange all the insurance pursuant to the provisions of this agreement, including the insurance of contractor’s works, third party liability insurance, employers insurance, shall present the Lessor with authorization of the insurer of having taken out all the aforesaid insurance, with the text attached hereto to this agreement as Appendixes E and F. In addition, the Tenant undertakes to present the Lessor with all the insurance policies issued or accurate photocopies thereof on the dates determined therefor in Section 16 herein below.

3.               All the performance contractors to be hired by the Tenant for the performance of the Tenant’s Works in the Rented Premises shall be duly registered and holders of duly issued valid licenses to the extent required for the purpose of the performance of all these works.

4.               Prior to the performance of the Tenant’s Works, the Tenant shall install in the Rented Premises in prior coordination with and the advance authorization of the Lessor, provisional electricity and water meters in the Rented Premises for the sole purpose of the performance of the Tenant’s Works. The Tenant shall bear the payment of all expenses involved therein, including for the entire ongoing consumption of water and electricity in accordance with these meters.

f.                                         The Adaptation Works in the Rented Premises to be performed by the Tenant in the Rented Premises and to be connected to the Rented Premises with a permanent connection shall be regarded in the same manner as the alterations or additions the Tenant makes in the Rented Premises within the Lease Period, and these shall be the property of the Lessor at the end of the lease, subject matter of this agreement, without any payment in return and subject to the contents of Section 19 herein below.

g.

1.                                       The Tenant undertakes that during the course of the performance of the establishment works of the air-conditioning and electricity systems to be performed in the Rented Premises by the Tenant’s contractors, the Tenant shall issue to the Lessor’s representative, pursuant to the written demand thereof, any reasonable information it requires to fulfill the function thereof as representative of the Lessor, including information with regard to suppliers or places from where materials or equipment or accessories intended for use in the performance of the aforesaid works are brought. The Tenant shall act in accordance with the observations of the representative of the Lessor concerning all that pertains to the quality of the aforesaid works, the quality of the equipment, the quality of the accessories and devices, and the quality of the materials that serve in the performance of the aforesaid works, both of the primary contractor and sub-contractors and with respect to the professional level of the laborers of the aforesaid contractors and sub-contractors and the dismissal thereof, if necessary, for the performance of additions and alterations, adaptation to the Plans, to the technical specification, and to accuracy in the performance of the aforesaid works.

The representative of the Lessor shall be the chief engineer of the Lessor or anyone who is appointed in place thereof by the Lessor from time to time. The Lessor shall inform the Tenant in writing forthwith on the replacement of a representative of the Lessor.

It is hereby clarified and agreed that the aforesaid establishment works of the air-conditioning and electricity systems shall relate to setting up air-conditioning and electricity systems within the area of the Rented Premises, all pursuant to the detailed building plans that have been planned and/or authorized in writing by the Lessor’s planners.

2.                                       Without derogating from the generality of the aforesaid and in order to enable the representative of the Lessor to perform the function thereof, as specified above, the Tenant hereby undertakes the following:

a.               The manager responsible on behalf of the Tenant for the performance of the Tenant’s Works (hereinafter — “the Project Manager”) shall cooperate with the Lessor’s representative and effect that the Lessor’s representative shall be able to employ and exercise all the authorities thereof, pursuant to this agreement.

The Tenant shall transfer for execution by the contractors thereof, the planners thereof and the suppliers thereof, the demand to fulfill any directive, which the Lessor’s representative gives in writing to the Tenant, with respect to the failure of the performance of the works to conform to the provisions of this agreement.

b.              The Tenant and/or anyone on behalf thereof shall take steps to ensure that any time any inspection whatsoever is performed on a matter on which the Lessor has expressed its opinion in writing that it would be well to examine such in connection with the quality of the work and/or the materials and equipment related to the performance of the aforesaid works, notice of the aforesaid inspection and the location and time thereof shall be delivered to the representative of the Lessor reasonable time in advance and the Lessor’s representative shall participate therein, if he so wishes.

c.               The Tenant undertakes to issue to the Lessor or the authorized representative of the Lessor, on written demand which they shall deliver to the Tenant, copies of all work plans and technical specifications, which shall serve the Tenant for the performance of the aforesaid works of setting up the air-conditioning and electricity systems in the areas of the Rented Premises, in accordance with the Tenant’s plans, to be authorized by the Lessor and/or the Lessor’s consultants, as well as with respect to any alterations that occur in these plans and technical specifications.

d.              It is hereby underscored that the Tenant and Project Manager on behalf thereof may not compromise in any manner on any technical subjects related to setting up the air-conditioning and electricity systems designated for the Tenant, with the contractor, planner, supplier or performer of the work unless the aforesaid compromises have been authorized in advance and in writing by the Lessor and/or a representative of the Lessor.

e.               The Lessor and/or engineer on behalf thereof may transfer to the Project Manager on behalf of the Tenant all reasonable observations thereof, which they shall make in good faith and in writing in connection with directives to be recorded in a works journal to be managed by the Tenant (or anyone on behalf thereof) and/or to be delivered thereby in writing, in respect of any unsuitability in relation to the specification and state of the work in the Rented Premises and for the repair of deficiencies found in the course of the work and/or the course of the performance of inspections of the air-conditioning and electricity systems in the Rented Premises for the purpose of the operation thereof. In addition, the parties hereby agree that final authorization for the connection of the systems in the Rented Premises to the parent systems of the Building and/or the operation thereof shall be given by the Lessor and/or by the representative thereof, as aforesaid, solely following the fulfillment of all the material observations and directives of the Lessor and its authorized representative thereof, to be given throughout the period of setting up the aforesaid systems until the date of operation thereof, pursuant to the demands of the Lessor’s representative.

h.                                      Subject to the fulfillment of all undertakings of the Tenant, in accordance with this agreement, in full and on time, the Lessor shall pay the Tenant an amount in New Israeli Shekels equivalent to the inclusive sum of $1,500,000 (one million five hundred thousand dollars U.S.) to be calculated in New Israeli Shekels in accordance with the latest representative rate of the U.S. dollar to be published by the Bank of Israel prior to the date of actual payment of the agreed compensation as aforesaid.

An amount in New Israeli Shekels equivalent to the sum of $750,000 (seven hundred and fifty thousand dollars U.S.) shall be paid by the Lessor to the Tenant on the date of commencement of the performance of the Tenant’s Works in accordance with the written demand of the Tenant.

An amount in New Israeli Shekels equivalent to the sum of $750,000 (seven hundred and fifty thousand dollars U.S.) shall be paid by the Lessor to the Tenant at the time the Tenant occupies the Rented Premises, provided that the Tenant informs the Lessor in writing of the dates of occupation of the Rented Premises thereby at least 7 (seven) days in advance.

In consideration of the fact that the Rented Premises shall be delivered by the Lessor to the Tenant solely at the level of exterior envelope for the performance of the interior works in the Rented Premises by the Tenant in accordance with the conditions of this agreement, then it is hereby clarified, underscored and agreed that following the Tenant’s completion of the all the Adaptation Works for the Tenant’s requirements, the Tenant undertakes to contact all the competent authorities by virtue of any law, including the fire department and, if necessary, the Ministry of Health as well (inter alia as required for the purpose of setting up a kitchen and dining room in Beit Shlomo for the Tenant’s requirements) to obtain any additional authorization and/or permit required pursuant to any law and/or by any competent authority. It is clarified and agreed that responsibility to obtain Form 4 applies solely to the Lessor and the Tenant shall have no responsibility with respect to obtaining the aforesaid form, all subject to the fact that the Tenant shall fulfill the requirements specified above and herein below in full and on time. Each of the parties shall bear the costs thereof with respect to the performance of the aforesaid herein in this sub-Section 9(i) and/or that which ensues therefrom.

In addition, it is clarified that the Tenant is liable to ensure that the works it is to perform in the Rented Premises shall not impair in any manner whatsoever the receipt of Form 4.

j.                                          Authorization of plans and/or works by the Lessor or anyone on behalf thereof shall not impose any duty of any kind and type whatsoever on the Lessor and anyone on behalf thereof and shall not exempt the Tenant and anyone on behalf thereof from any duty and/or liability whatsoever.

k.                                       The parties hereby agree that the breach of Section 9 above and/or the breach of any sub-section and/or any secondary section whatsoever of all sections thereof shall be deemed a material breach of this agreement.

Maintenance Repairs in the Rented Premises for Adaptation Works of the Rented Premises to the Tenant’s Requirements

9A.          The following is hereby agreed to by the parties:

a.               On the conclusion of the performance of all the material Adaptation Works of the Rented Premises by the Tenant (hereinafter — “the Project”) and the conclusion of all material repairs and additions required by the Tenant’s contractors to the full satisfaction of the Project Manager on behalf of the Tenant, and prior to the Tenant (or anyone on behalf thereof) taking delivery of the Project, the Project Manager shall summon the representative of the Lessor (above and hereinafter — “the Lessor’s Engineer”) to perform a final joint inspection of all the repairs and additions specified in the preliminary inspection report to be prepared by the Project Manager.

The Project Manager and the Lessor’s Engineer shall act jointly to prepare the joint inspection report and solely following completion to the mutual satisfaction of both parties of all the material repairs, additions, faults and malfunctions specified in this report, then a final inspection report shall be prepared for taking delivery of the Project.

b.              Upon the completion of the performance of the Project, the Project Manager shall issue the Tenant’s contractors a certificate of completion for all the Adaptation Works in the Rented Premises to be performed by the Tenant and/or on behalf thereof. A copy of the aforesaid certificate of completion shall be issued by the Project Manager to the Lessor’s engineer as well (hereinafter — “the Certificate of Completion”).

c.               Prior to the Project Manger issuing and presenting the Certificate of Completion, as aforesaid, he will have to obtain from all contractors of the Tenant “as made” plans of all the works, without exception, that they performed as part of the Project, to issue a complete and accurate copy thereof to the Lessor’s Engineer as well and to obtain written authorization from the Lessor’s Engineer that they are consistent with the Plans.

In addition to the aforesaid, copies of the updated plans of all the concealed systems as these have been implemented in practice shall be (inclusive of the ducts for electricity, water, air-conditioning) which the Tenant and/or anyone on behalf thereof installs shall be delivered to the Lessor’s Engineer. All copies of the aforesaid updated plans shall be authorized by an engineer on behalf of the Tenant.

In the event that the Adaptation Works of the Rented Premises for the Tenant’s purposes include equipment and systems connected to the structure of the Rented Premises, the Project Manager shall present the Lessor’s Engineer with directives for maintenance and operation, technical specifications, and certificates of liability for all the aforesaid equipment and systems from all the Tenant’s contractors and suppliers of the aforesaid equipment and systems. The beneficiaries pursuant to the certificates of liability and/or these statements of liability shall be the Tenant and the Lessor, jointly and severally, and each of them shall be entitled to contact the pertinent contractor and/or supplier with a demand for the repair of any deficiency, fault or malfunction related to the work thereof on the Project and/or the materials that they supplied within the confines of the Project.

d.              The Tenant hereby undertakes to include in all agreements to be signed by it and all executors of the Project provisions that obligate all the contractors and/or all suppliers involved in the performance of the Project to repair any incongruity, deficiency, fault, impairment, mistake or damage caused to the Rented Premises and/or Beit Shlomo and/or the systems thereof and/or any third parties whatsoever, including the Lessor, as a result of the performance of the Project, both during the maintenance period to be defined in agreements to be signed by the Tenant and contractors and suppliers connected to the performance of the Project and, in any event, for a period of no less than 24 (twenty-four) months from the completion of the performance of the entire Project (hereinafter — “the Maintenance Period”) and during an additional period of liability of 60 (sixty) calendar months to be calculated from the conclusion of the Maintenance Period (above and hereinafter — “the Period of Liability”).

In addition, the Tenant undertakes to include in the agreement between it and any contractor and supplier the following provisions:

1.               The Lessor is a beneficiary / third party pursuant to the agreement and the Lessor shall have the right to enforce and/or demand the performance of the agreement without this imposing any duty whatsoever on the Lessor, including not imposing a duty to bear any payment whatsoever.

2.               The contractor / supplier shall have no grounds for a claim vis-à-vis the Lessor including in respect of unjust enrichment and/or in respect of the improvement of the Lessor’s property.

3.               The absence of any duty and liability whatsoever of the Lessor vis-à-vis the contractor / supplier.

e.               Following the period of one year from the date of the provision of the Certificate of Completion for the Project by the Project Manager, the Project Manager and Lessor’s Engineer shall perform an interim inspection of the nature of the works and the structure of the Rented Premises in the presence of the contractor and planners. Following the inspection, the Project Manager shall transmit to the pertinent contractor a report (hereinafter — “the Annual Report”) to include the details of the faults discovered during the inspection and included in the liability of the pertinent contractor and/or supplier. A copy of the Annual Report shall be issued forthwith by the Project Manager to the Lessor’s Engineer as well.

In addition to the interim inspection as aforesaid, the Lessor shall inform from time to time each pertinent contractor and/or supplier of the faults, problems, deficiencies and damages discovered in the Project, including in the performance of the works, the materials, the equipment and systems and all within the Maintenance Period and/or pertinent period of liability and all as the case may be. A copy of each such notice shall be delivered by the Project Manager forthwith in writing to the Lessor’s Engineer as well.

Upon receiving the notice of the Tenant or the Annual Report, each pertinent contractor and/or supplier of the contractor shall be obligated by virtue of the agreement, which they and the Tenant shall sign (and the Tenant undertakes to include these provisions in an agreement between it and any contractor and supplier), to act in the following manner:

1.               With respect to any fault, which the Tenant’s notice states must be repaired forthwith, the pertinent contractor and/or supplier shall repair it forthwith upon receiving the Tenant’s request and/or the request of the Lessor’s Engineer.

2.               With respect to any fault, which the Tenant’s notice states must be repaired urgently, the pertinent contractor and/or supplier shall repair it within 7 days to be calculated from the date of receiving the demand of the Tenant and/or the Lessor’s engineer.

3.               All other faults shall be repaired by the pertinent contractor and supplier on the dates and within the time periods to be determined jointly by the Lessor’s Engineer in coordination with the Tenant and the contractor.

4.               Repair of faults in the systems in the Rented Premises shall be performed by the pertinent contractor as required and to the satisfaction of the Project Manager and repair of faults in the public areas of the Rented Premises shall be performed as required and to the satisfaction of the Lessor’s Engineer.

5.               If the contractor fails to repair faults, which the Lessor’s Engineer determined, the Tenant shall take steps to enforce any security given thereto by the contractors and suppliers thereof.

The performance of repairs by the Tenant shall not release the pertinent contractor and suppliers from the liability thereof for the quality of the works and the repairs and from the obligations thereof to compensate the Tenant and Lessor for any damages and losses they incur as a result of the breach of the undertakings thereof vis-à-vis the Tenant and/or vis-à-vis the Lessor.

6.               All expenses for the inspection of faults and repair works by way of experts and consultants, save for any consultant and/or expert of the Lessor, shall apply to the pertinent contractor and supplier.

f.                 The Tenant hereby undertakes that any contractor and/or supplier whom it hires for the performance of the Project shall issue in order to ensure the complete fulfillment on time of all the undertakings thereof vis-à-vis the Tenant, at the full expense thereof, and in accordance with the text of the guarantees to be authorized by the Tenant and the Lessor jointly to the full satisfaction thereof, the following bank guarantees:

1.               Guarantee of Performance — At the time of signature of any agreement between the Tenant and the pertinent contractor and supplier, and as a condition to the signature of such agreement, the pertinent contractor and/or supplier shall issue the Tenant with an autonomous bank guarantee, unconditional and unqualified, to be valid throughout the entire period of performance of the Project in an amount equivalent to 5% (five percent), with the addition of statutory Value Added Tax of the price of the relevant works or any larger sum the Project Manager determines, together with linkage differentials to the Consumer Price Index. The contractor/supplier shall undertake to ensure that any relevant bank guarantee shall be in effect until the date of the provision of the Certificate of Completion for the entire Project and delivery of the guarantee of quality.

2.               Guarantee of Quality — On the provision of the Certificate of Completion for the Project in accordance with the provisions of this agreement, and no later than the date of payment of the final authorized account, the pertinent contractor and/or supplier shall issue to the Tenant an autonomous bank guarantee to remain in effect throughout the entire period of maintenance and liability in an amount equivalent to 5% (five percent) with the addition of statutory Value Added Tax of the price of the relevant agreement according to the final authorized account by the Project Manager, together with linkage differentials to the Consumer Price Index. Provision of the guarantee of quality shall constitute a necessary condition precedent for payment of the final account and the return of the guarantee of performance by the Tenant.

The Tenant shall act in coordination with the Lessor’s Engineer on this subject.

3.               The Tenant may, at its sole discretion and in coordination with the Lessor’s Engineer, claim an extension of the period of validity of any security and/or guarantee given thereto as aforesaid, in place of exercising it, all or in part, and the pertinent contractor and/or supplier shall be obligated, at the sole and complete expense thereof, to ensure the extension of the period of validity of the relevant security and/or guarantee according to the Tenant’s demand.

4.               In the event that the date of termination of the Period of Liability is deferred, pursuant to the provisions of the relevant agreement, the pertinent contractor or supplier shall ensure that the guarantee of quality is extended to the date of termination of the extended period of liability.

5.               If the pertinent contractor and/or supplier shall breach any undertaking whatsoever of the undertakings thereof pursuant to the agreement to be signed by them and the Tenant and/or according to the certificates of liability and/or the warranties which they shall issue to the Tenant and/or the Lessor, the Tenant shall be entitled to demand the exercise of any one of the securities and/or guarantees mentioned above, including any part thereof, without derogating from any of the remaining rights thereof pursuant to the aforesaid agreement and/or pursuant to any law.

6.               For the avoidance of any doubt, it is hereby specified and agreed that any security and/or guarantee from among the securities and/or guarantees mentioned above shall be made in favor of the Tenant and the Lessor.

g.              It is hereby clarified and agreed that the agreement of the Lessor specified in Section 9A above is conditional on the complete and prior fulfillment of all conditions and provisions specified above in this Section 9A and all sub-sections and secondary sections thereof. In addition, and for the avoidance of any doubt, it is hereby clarified, specified and agreed that the Tenant and all who come by virtue thereof and/or on behalf thereof shall not be entitled to claim from the Lessor and/or anyone on behalf thereof as a result of the fact that any of the contractors and/or suppliers of the Tenant breaches any undertaking whatsoever which they and/or any one of them have made vis-à-vis the Tenant and/or vis-à-vis the Lessor.

In any such event, the Tenant shall take steps at its sole and absolute discretion, and in coordination with the Lessor, to exercise the lawful rights thereof vis-à-vis the pertinent contractor and/or supplier, at the sole and full expense of the Tenant.

Furthermore, the parties hereby agree that in any event the Lessor shall not be liable for the repair of any faults, repairs and damages to be discovered in the Rented Premises and/or the systems thereof as a result of the breach of the undertakings of the pertinent contractor and/or supplier vis-à-vis the Tenant save for faults, repairs and damages incurred as a result of an act and/or omission of the Lessor and/or anyone of the representatives thereof and/or the agents thereof.

h.              The parties hereby agree that the breach of Section 9A above and/or the breach of any sub-section and/or any secondary section whatsoever of all the sections thereof shall be deemed a material breach of this agreement.

Lease Objective and Use of the Rented Premises

10.                                 The Lessor hereby leases to the Tenant the Rented Premises and the Tenant hereby rents the Rented Premises solely for the Lease Purpose specified in the preamble to this agreement, and not for any additional and/or other purpose.

The Tenant may use the Rented Premises solely for the Lease Purpose and may not use the Rented Premises, or any part thereof, or to permit the use of the Rented Premises or any part thereof for any purpose which is not the aforesaid Lease Purpose without the agreement of the Lessor thereto in advance and in writing.

Furthermore, the Tenant hereby undertakes to refrain from altering the Lease Purpose in any manner whatsoever without obtaining the consent of the Lessor thereto in advance and in writing.

Period of the Agreement

11.

a.                                       The parties hereby agree that the period of the lease of the Rented Premises in accordance with the conditions of this agreement are for an inclusive period of time of 10 (ten) years to be counted commencing on the date September 1, 2011 (hereinafter — “the Lease Period”).

b.                                      Notwithstanding the aforesaid, the parties hereby agree that the Tenant shall be entitled to curtail the Lease Period in the following manner and subject to the following conditions:

1.               The parties hereby agree that the Tenant shall be entitled to terminate the lease subject of this agreement and return possession of Beit Shlomo in its entirety to the Lessor solely on the conclusion of 60 (sixty) months of rental, however, provided that the Tenant delivers to the Lessor advance written notice thereof at least 12 (twelve) rental months in advance prior to the conclusion of 60 (sixty) months of rental as aforesaid (hereinafter — “Notice of Curtailment”). If the Tenant shall issue Notice of Curtailment to the Lessor at the aforesaid time, then in such event the lease subject of this agreement as well as the relationship of the parties per this agreement shall come to an end on the elapse of 60 (sixty) months of rental, as aforesaid (hereinafter — “the Curtailed Lease Period”).

It is hereby clarified and underscored that the Tenant is given a one-time right to curtail the Lease Period, as aforesaid, solely one time during the course of the Lease Period on the termination of 60 (sixty) months of rental, as aforesaid.

2.               The parties hereby agree that all the conditions and provisions of this agreement that apply with respect to the Lease Period shall apply with respect to the Curtailed Lease Period. Nonetheless, these shall apply mutatis mutandi, as the case may be, as a result of the curtailment of the Lease Period, as aforesaid.

Subject to the aforesaid, and for the avoidance of any doubt, the Tenant hereby undertakes to pay the full rent and full parking fees as well as all the remaining payments it has undertaken to pay in accordance to the conditions of this agreement, which shall apply up to the date whereon it actually vacates the Rented Premises and returns possession thereof to the Lessor in accordance with the conditions of this agreement, and this also in the event that it curtails the Lease Period in accordance with the conditions of this agreement.

3.               In addition, if the lease subject of this agreement is curtailed in accordance with the conditions and provisions of this agreement, then, in addition to all the aforesaid herein in this agreement, the Tenant hereby undertakes to pay the Lessor at the time of presenting the Notice of Curtailment to the Lessor agreed compensation, which has been estimated and determined in good faith, in advance and jointly by the two parties to this agreement in an amount in New Israeli Shekels equivalent to the sum (principal) of $750,000 (seven hundred and fifty thousand dollars U.S.) to be calculated in accordance with the latest representative rate of the U.S. dollar to be published by the Bank of Israel prior to the date of actual payment of the aforesaid agreed compensation in New Israeli Shekels to the Lessor. It is hereby clarified that the agreed compensation specified above shall be the sole relief, whether in accordance with this agreement or in accordance with any law, whereto the Lessor shall be entitled in respect of the curtailment of the Lease Period, as specified herein in this Section 11 (b).

c.                                       The Tenant may not curtail the Lease Period, unless as aforesaid in Section 11 (b) above, and /or the curtailed Lease Period, if the Lease Period is curtailed in accordance with the provisions of Section 11 (b) above.

In addition, the parties hereby agree that if the Tenant leaves the Rented Premises and/or ceases to use the Rented Premises, all or in part, for any reason whatsoever, prior to the conclusion of the pertinent Lease Period, then in addition to all the aforesaid in this lease agreement, the Tenant shall be required to continue to pay the Lessor the full rent and all remaining taxes and payments as specified herein in this agreement for the entire remainder of the Lease Period, and if the Lease Period shall be curtailed (in accordance with the provisions of Section 11 (b) above, for the entire remainder of the curtailed Lease Period, all as the case may be.

d.                                      If the Tenant vacates the Rented Premises, or any part thereof or ceases to use such in practice, prior to the conclusion of the relevant Lease Period, the Lessor shall be entitled, but not obligated, to lease the Rented Premises that shall be vacated, or any part thereof that is vacated, by the Tenant, to another tenant and the obligations of the Tenant to continue to pay the rent and all obligatory payments and other payments that apply thereto pursuant to this agreement shall continue and remain in effect then as well until the termination of the Lease Period and, in the event of the curtailment of the Lease Period, in accordance with the provisions of Section 11 (b) above, until the termination of the Curtailed Lease Period, unless in such event the Lessor shall deduct from the amounts the Tenant owes the payment thereof all the amounts actually paid by the new tenant in respect of the same obligations up to the limit of the rent, which the Tenant owes payment thereof, pursuant to the conditions of this agreement. It is hereby clarified that in the aforesaid instance, where the Tenant vacates the Rented Premises prior to the expiration of the Lease Period and/or the Curtailed Lease Period, the Lessor shall take any reasonable measures to find an alternate tenant. The aforesaid herein in this section comes in addition to and not to derogate from any right of the Lessor to any relief, whether pursuant to this agreement or pursuant to any law, including herein but without derogating from the right thereof to revoke this agreement and/or demand the actual enforcement thereof, all as the case may be, and according to its sole and absolute discretion.

e.                                       The breach of Section 11 herein and/or the breach of any sub-section of the sub-sections thereof shall be deemed a material breach of this agreement.

Rent and Parking Fees — Amount, Conditions of Payment and Dates of Payment Thereof

12.

a.                                       The Tenant hereby undertakes to pay the Lessor rent and parking fees in respect of the Rented Premises in accordance with the following specified below:

1.               The Monthly Rent for each and every one of the 120 (one hundred and twenty) months of lease of the Lease Period which the Tenant hereby undertakes to pay the Lessor throughout the entire Lease Period shall amount to the monthly sum (principal) of NIS 41.60 (forty-one New Israeli Shekels and sixty agorot) with the addition of statutory Value Added Tax for each 1 square meter (gross) of the Rented Premises with the addition of the monthly sum (principal) of NIS 23 (twenty-three New Israeli Shekels) with the addition of statutory Value Added Tax for each 1 square meter (gross) of the storage area (not including maintenance and management fees) and with the addition of a monthly sum (principal) of NIS 270 (two hundred and seventy New Israeli Shekels) with the addition of statutory Value Added Tax per one parking space (the aforesaid rent and parking fees shall be known hereinafter in brief as — “the Monthly Rent”).

It is hereby clarified and agreed that the full Monthly Rent shall be paid by the Tenant to the Lessor with the addition of linkage differentials as specified herein below.

The Monthly Rent for Area A shall amount to the monthly sum (principal) of NIS 511,745 (five hundred and eleven thousand and seven hundred forty-five New Israeli Shekels) with the addition of monthly rent amount for the area which constitutes half of the first floor of the Building or an additional area which constitutes half of the fourth floor of the Building which is included in the definition of Area A, which will amount to the multiple of the monthly amount specified in this section by the gross area of the above mentioned half floor, with the addition of statutory Value Added Tax and with the addition of linkage differentials as specified herein below.

The Monthly Rent for Area B shall amount to the monthly sum (principal) of NIS 248,465 (two hundred and forty-eight thousand and four hundred sixty-five New Israeli Shekels) with the subtraction of the monthly rent amount paid for the relevant half floor specified in this section above with the addition of statutory Value Added Tax and linkage differentials as specified herein below.

2.               The parties hereby agree that in respect of the period that shall apply commencing on the date of delivery of the Rented Premises until the date September 1, 2011, the Tenant shall be exempt from the payment of rent to the Lessor in respect of the possession of the Rented Premises during this period since this period of time is designated to enable the Tenant to perform the Adaptation Works in the Rented Premises as specified in Section 9 above.

In the event that the Adaptation Works of the Rented Premises are concluded prior to September 1, 2011, the Tenant shall be entitled to occupy the Rented Premises prior to September 1, 2011.

Notwithstanding the aforesaid, should the Tenant occupy the Rented Premises, all or in part, prior to August 1, 2011, the Tenant shall be obligated to pay rent for the period commencing on August 1, 2011.

It is hereby clarified that the Tenant shall be obligated to pay all other payment that applies to the Tenant in accordance with the conditions of this agreement (including municipal taxes) commencing from the period the Rented Premises or part thereof are occupied.

In addition, notwithstanding the aforesaid, the parties hereby agree that the Tenant shall be exempt from payment of rent amount in respect of the lease of Area B as defined above, which constitutes part of the Rented Premises in respect of the period to commence on the date of execution of this Agreement and to conclude at the time of occupation of Area B by the Tenant or on August 31, 2012 — whichever is the earlier of the two aforesaid dates. In addition, the Tenant shall be exempt from payment of rent amount in respect of the lease of Area B, excluding an additional area which constitutes half of the first floor of the Building which is included in the definition of Area B or an additional area which constitutes half of the fourth floor of the Building which is included in the definition of Area B - at the Tenant’s discretion, also for the period commencing on September 1, 2012 and concluding at the time of occupation of Area B by the Tenant or on August 31, 2013 — whichever is the earlier of the two aforesaid dates.

The parties hereby agree and specify that if the Tenant occupies part of Area B prior to September 1, 2013, the Tenant shall pay the Lessor

Monthly Rent for the area that it occupies, in accordance with a multiple of the amount of the Monthly Rent of the area out of the entire area of Area B that the tenant occupies. It is hereby clarified that in any event the Tenant shall pay the rent amount for an additional area which constitutes half of the first floor of the Building which is included in the definition of Area B or an additional area which constitutes half of the fourth floor of the Building which is included in the definition of Area B - at the Tenant’s discretion, commencing on September 1, 2012 and thereafter.

If the Tenant would like to exchange an entire floor or half a floor included currently in Area A with an entire floor or half a floor currently included in Area B, he may do so. It is specified that this concerns the exchange of an entire floor or half a floor between Area A and Area B and not any reduction whatsoever of Area A. In the event of an exchange, as aforesaid, the rent amount shall be adjusted accordingly.

For the avoidance of doubt, it is hereby clarified and specified that commencing on September 1, 2013 until the termination of the lease in accordance with the conditions of this agreement, the Tenant shall pay the Monthly Rent both for Area A and for Area B, even if in actual fact Area B is not occupied, all or in part.

The Tenant may use 100 (one hundred) parking spaces prior to the date September 1, 2011. The Tenant shall pay the Lessor in any event parking fees for these 100 (one hundred) parking spaces commencing on the date of execution of this agreement according to the parking key determined in Section 12 (a) (1) above.

In addition, it is hereby agreed that if the Tenant does not make use of any parking spaces at all included in Area B, the Lessor may, but is not obligated to, rent such to various tenants of the Shaar Yokneam Park in coordination with the Tenant.

3.               The entire sum of rent amount and parking fees that the Tenant shall be obligated to pay the Lessor in accordance with the conditions of this agreement shall be paid by the Tenant to the Lessor in sequential and consecutive quarterly installments, each time for the advance payment of the full rent amount and parking fees for 3 (three) additional months of rent in advance.

The Tenant shall make the first payment to pay in advance the full amount of rent and parking fees for month of September 2011 and the following quarter of the Lease Period to the Lessor on the date September 1, 2011 (or August 1, 2011 if the Rented Premises are

occupied prior to September 1, 2011 as aforesaid herein in this agreement). The dates of payment of all the remaining quarterly payments, which the Tenant shall be obligated to pay to the Lessor according to the conditions of this agreement shall be on the 1st (first day) of each calendar month of the months of January, April, July and October that shall apply commencing on January 1, 2012 until the termination of the lease subject of this agreement in accordance with all the conditions and provisions of this agreement.

If the Lease Period shall commence or conclude in the middle of a calendar quarter from among the aforesaid 4 (four) calendar quarters, then the Tenant shall pay the rent to the Lessor for the same quarter according to the number of months of rental (or part thereof) actually included therein.

4.               The linkage differentials to the Consumer Price Index that shall apply in respect of the entirety of the rent amount and parking fees to increases that occur in the Consumer Price Index in accordance with that which is specified in Section 13 herein below shall be paid by the Tenant to the Lessor in full and in practice on the date of payment of the payments mentioned in Section 12 (a) (3) above.

b.                                      For the avoidance of any doubt, the parties agree that the Tenant shall be obligated to pay the Lessor the full amount of rent amount and parking fees that it owes the Lessor in accordance with this agreement in respect of the lease of the Rented Premises, even if no use whatsoever is made of the Rented Premises or part thereof.

c.                                       Without derogating from the rights of the Lessor to revoke the agreement as a result of the Tenant’s breach thereof, the parties agree that in any event of delay in the payment of rent amount and /or parking fees, or on payment of a check given to secure such, the sum that is in arrears, in addition to linkage to the Consumer Price Index, shall bear arrears interest as well on the sum in arrears while the interest accrues monthly, commencing on the date of payment stated in this agreement with respect to the sum in arrears, until the actual payment of the same sum in full to the Lessor. The arrears interest shall be double the interest according to the Interest and Linkage Law 5721-1961 or the highest rate customary at Bank Leumi LeIsrael Ltd. for unauthorized irregularities in current loan accounts, as the Lessor chooses.

The charge of arrears interest shall be performed so that this interest shall be joined to the payment the Tenant is to pay the Lessor following the date of the payment in arrears and shall be calculated together with the same consecutive payment and the linkage differentials to the Index in respect thereof, to the principal for the purpose of calculating the arrears interest in future.

Nothing in the aforesaid shall be construed as granting the Tenant the right to defer any payment whatsoever of the rent amount pursuant to this agreement.

Nonetheless, the parties hereby agree that in respect of 2 delays a year of up to 7 (seven) days each the Tenant shall not be charged payment of arrears interest as aforesaid.

d.                                      For the avoidance of any doubt, it is hereby clarified and specified that the Tenant is obligated to pay the rent and parking fees to the Lessor in accordance with that which is specified in Section 12 above and all the sub-sections thereof even if for any reason whatsoever the Adaptation Works of the Rented Premises are not completed by the date of commencement of the Lease Period, unless the Tenant is precluded from occupying the Rented Premises as a result of the failure to complete the Adaptation Works and the delay in the completion of the Adaptation Works is caused as a result of an act and/or omission of the Lessor and/or any of the representatives thereof and/or agents thereof and/or contractors thereof.

It is clarified that the failure to obtain authorizations for which the duty to obtain such applies to the Tenant shall not constitute grounds for the failure to pay the rent and parking fees that apply on the commencement of the Lease Period.

e.                                       The breach of Section 12 above and/or the breach of any sub-section and/or secondary section whatsoever of the sub-sections thereof shall be deemed a material breach of this agreement.

Linking Payments to the Consumer Price Index and Paying VAT

13.

a.                                       The parties hereby agree that all payments of rent and parking fees, which the Tenant is obligated to pay to the Lessor, pursuant to this agreement, including the rent and parking fees mentioned in Section 12 above, in the secondary sections of Section 12 and the sub-sections thereof, shall be paid by the Tenant to the Lessor while such are linked in full to the Consumer Price Index so that if the Consumer Price Index that has been most recently published prior to the date of payment in full and in practice to the Lessor of any payment whatsoever from among the aforesaid payments, which the Tenant undertook to pay the Lessor according to the conditions of this agreement, all as the case may be (hereinafter: “the New Index”) rises as opposed to the Consumer Price Index that was published on the date July 15, 2010 for the month of June 2010 (hereinafter — “the Basic Index”), the Tenant shall pay the Lessor all the payments mentioned in Section 7 above, in the secondary sections thereof and the sub-sections thereof, while these are increased at the same rate that the New Index rose compared to the Basic Index, all as the case may be, and in consideration of the date of payment in full and in practice to the Lessor of each and every payment of the aforesaid payments.

If the rate of the New Index shall be lower when compared with the Basic Index, all the Monthly Rent (principal) stated in Section 12 above (including the secondary sections thereof and sub-sections thereof) shall be paid, without any reduction whatsoever.

b.                                      Notwithstanding the aforesaid and for the avoidance of any doubt, the parties hereby agree and specify that in no instance shall the amount of any payment whatsoever, which the Tenant is obligated to pay to the Lessor in respect of the lease subject of this agreement, be less than the Monthly Rent (principal) specified in Section 12 above.

c.                                       The terms Consumer Price Index or Index mentioned herein in this agreement shall have the meaning: the Consumer Price Index, which includes fruits and vegetables, published by the Central Bureau of Statistics and Economic Research, and this includes the same index even if it is published by another official body or institution as well any other index that replaces it. If the Central Bureau or the body or institution, as aforesaid, fail to determine the rate between the other index and the index being replaced, then the aforesaid rate shall be determined by an accountant from one of the three largest firms in Israel.

In addition, it is hereby agreed and specified that in any event of the an administrative freeze of the Index or in any event where for any reason whatsoever the Index is not published as specified above, then an accountant, as aforesaid, shall determine the rate of the pertinent Index.

d.                                      Statutory VAT shall be added to all payments of rent and parking fees, as aforesaid, and all payments that apply to the Tenant at a rate that applies on the date of actual payment in full.

It is hereby agreed that the Tenant shall pay the full amount of Value Added Tax that applies with respect to the payment of rent and parking fees on the dates of payment of the rent and parking fees in accordance with this agreement.

e.                                       The parties hereby agree that the breach of Section 13 and/or the breach of any sub-section and/or secondary section whatsoever of the sub-sections thereof shall be deemed a material breach of this agreement.

Permitted Uses, Prohibited Uses and Waste Removal from the Rented Premises

14.

a.                                       The Tenant may use the Rented Premises solely for the Lease Purpose as defined above and not for any other use whatsoever, unless it receives advance written authorization from the Lessor to alter the purpose of the lease.

Save for the use of Beit Shlomo, the Tenant shall not be entitled to use any other parts of the Shaar Yokneam Park without authorization of the Lessor in writing and in advance.

Furthermore, the Tenant shall not be entitled and may not permit any third party whatsoever and included herein may not permit anyone coming by virtue thereof and/or on behalf thereof, including the employees thereof, contractors and/or sub-contractors, invitees thereof, clients thereof and any persons entitled to access whatsoever who come to the Rented Premises and/or are to be found there on behalf thereof, to make any use whatsoever of the Rented Premises that fails to accord with the Lease Purpose and/or to make any use whatsoever of any other parts whatsoever of Shaar Yokneam Park.

b.                                      In addition and without derogating from the generality of the aforesaid, the Tenant hereby undertakes the following:

1.               To do its best to prevent the employees thereof, clients and suppliers thereof from parking vehicles and cars in Shaar Yokneam Park save in parking areas located in Beit Shlomo.

2.               To refrain from placing outside the area of the Rented Premises any goods, equipment, merchandise, stock, movables, items of furniture, packaging materials and equipment for packaging and any waste of any kind whatsoever.

c.                                       The Tenant hereby undertakes to strictly maintain good and proper neighborly relations with all the other tenants and/or users of rented premises and/or units included in Shaar Yokneam Park and, in addition thereto, to also strictly preserve good order and cleanliness in all areas designated for the use thereof and/or the use of all who come by virtue thereof and/or on behalf thereof, in accordance with the conditions of this agreement.

Likewise, the Tenant undertakes not to cause and not to permit the causing of any disturbance, congregating and/or nuisance at Beit Shlomo and/or Shaar Yokneam Park.

Furthermore, the Tenant undertakes to present to the Lessor, if the Lessor requests of the Tenant as a result of a demand and/or complaint addressed to the Lessor, authorizations of the Ministry of Health and the Ministry of Environmental Protection that the enterprise to be managed in the Rented Premises meets all the standards of the aforesaid ministries with respect to the expulsion of waste and/or materials that pollute the environment.

d.                                      The Tenant is liable for the storage of any waste of its enterprise and any refuse or other waste thereof or of its enterprise, which is not ordinary office waste, and for the removal of such from the Rented Premises and the area of Shaar Yokneam Park, without delay, and included herein the Tenant must ensure at its sole and full expense that there are suitable separate containers wherein the waste and refuse of its enterprise thereof shall be placed until the removal thereof from the site and the evacuation and removal of the aforesaid waste and refuse from the area of Shaar Yokneam Park at the earliest possible time, without disturbing the use of other tenants and users of Shaar Yokneam Park and in coordination with the Local Authority and the Lessor.

e.                                       It is hereby specified and agreed that any supply of fuel and/or gas to the Rented Premises shall require obtaining prior written authorization therefor from the Lessor.

f.                                         The breach of Section 14 above and/or of any sub-section whatsoever of the sub-sections thereof shall be deemed a material breach of this agreement.

Licensing, Use and Managing a Business in the Rented Premises Pursuant to Law

15.

a.                                       The Tenant hereby undertakes to use the Rented Premises and manage such in accordance with the requirements of any law, statute, regulation and bylaw, and the directives of competent authorities that apply and/or shall apply with respect to businesses, in accordance with the nature of the business to be managed by the Tenant in the Rented Premises.

The Tenant undertakes to fulfill all provisions of all laws, regulations, bylaws and directives of competent authorities with respect to the Rented Premises and management of the business thereof in the Rented Premises, including herein all the standards and provisions that apply and/or shall apply from time to time on matters of safety, security, fire extinguishing, safety at work, environmental protection, cleanliness and sanitation, preclusion of nuisances, and any other matter, as well as with respect to the fulfillment of every regulation or directive duly issued on any matter whatsoever.

Furthermore, the Tenant hereby undertakes to obtain at its sole and full expense all authorizations, permits and licenses that are required, if required, by all competent authorities to manage the business thereof at Beit Shlomo and to pay if necessary and required by law all payments without exception involved therein.

Without derogating from the provisions of this agreement, the Tenant shall solely bear all expenses and consequences arising from the management of a business without a license, permit and/or authorization whatsoever. Without derogating from the generality of the aforesaid, the Lessor on its part shall cooperate if required to do so by the Tenant and shall sign all applications and documents necessary to obtain all permits, authorizations and licenses required for the management of the enterprise of the Tenant in the Rented Premises.

b.                                      In addition, and for the avoidance of any doubt, the parties hereby agree and specify that full and sole liability for the management of a business and/or use of the Rented Premises without a license, permit and/or authorization whatsoever, if such a situation does occur, shall apply solely to the Tenant and the Tenant shall solely pay all fines imposed, if such are imposed, in respect thereof. The Tenant shall indemnify the Lessor in respect of any expense and/or payment and/or fine imposed, if such is imposed, on the Lessor by any third party whatsoever, including the court and/or other competent authority in respect of and/or as a result of the management of the Tenant’s business in the Building of the Rented Premises without a business license and/or without obtaining any other permit and/or authorization required by law and/or contrary to the conditions of this agreement. The aforesaid duty of indemnification is conditional on the Lessor’s informing the Tenant of there being a demand and/or claim and/or obligation against it and enabling the Tenant, insofar as it is dependent on the Lessor, to conduct a defense against such.

c.                                       The parties herby agree and specify that the Tenant shall be obligated with the full payment of rent and parking fees in respect of the lease of the Rented Premises even if it does not make actual use of the Rented Premises as a result of failing to receive all authorizations, permits, licenses that are required and/or shall be required from time to time in accordance with any law and by all the competent authorities to manage the business thereof in the Rented Premises and use the Rented Premises in accordance with the Lease Purpose and in accordance with the remaining conditions and provisions of this agreement.

16.

a.                                       Without derogating from the liability of the Tenant pursuant to this agreement and/or pursuant to law, prior to the date of commencement of the performance of the Tenant’s Works in the Rented Premises

(hereinafter — “the Tenant’s Works”), insofar as such shall be performed, the Tenant undertakes to arrange and fulfill contractor works insurance in the names of the Tenant, contractors, sub-contractors, the Lessor and management company, all as specified herein below, while the extent of coverage given pursuant to the said insurance shall not be less than the extent of coverage given pursuant to the text of the policy known as Bit 2010, customary at the time of commencement of the insurance period.

1.               Chapter 1 — All risks insurance which insures loss or damage caused to the Tenant’s Works with the full value thereof as well as loss or damage caused to equipment that serves for the performance of the works, as aforesaid, including renovations, repairs, alterations and additions that shall be made in the Rented Premises by and/or on behalf of the Tenant. This chapter includes a section with respect to waiver of subrogation vis-à-vis the Lessor and/or the management company and anyone on behalf thereof as well as vis-à-vis all other rightsholders in the Building, who have included a parallel section in the insurance thereof with respect to waiver of subrogation vis-à-vis the Tenant, provided that the aforesaid with respect to waiver of the right of subrogation shall not apply in favor of a person who causes damage with malice.

The chapter includes further details with respect to property whereon work is being carried out and/or adjacent property, with a limit of liability that shall be no less than the sum of $100,000 (one hundred thousand dollars U.S.).

2.               Chapter 2 — Third party liability insurance with a limit of liability as specified herein below. The chapter, as aforesaid, includes a section on cross-liability to the effect the insurance is considered as if it had been arranged separately for each of the units of the insured party.

The chapter as aforesaid shall not include any limit on the matter of the following issues:

a.               Claims of subrogation of the National Insurance Institute in respect of employees of contractors and sub-contractor on the works site.

b.              Personal injury ensuing from the use of mechanical engineering equipment which is a motorized vehicle which has no obligation to be insured with compulsory insurance.

c.               An obligation due to damage caused as a result of tremors and weakening of support with a limit of liability in the amount of $250,000 per incident.

The limits of liability shall be no less than the sum of $2,000,000 per incident and cumulatively for the period of insurance, all subject to the contents of Section 16 (p) herein below.

3.               Chapter 3 — Employers liability insurance in respect of obligation vis-à-vis all who are employed in the performance of the works with a limit of liability of $5,000,000 (five million dollars) per plaintiff per incident and cumulatively for the annual period of insurance. This insurance does not include any limitation with respect to works at a height or depth, hours of work, baits and poisons, contractors, sub-contractors and employees thereof, as well as with respect to the employment of youth. The insurance shall be expanded to indemnify the Lessor and management company in the event that it is contended concerning any work accident whatsoever that they bear any obligation whatsoever of an employer vis-à-vis any of the employees, as aforesaid.

Insurance of the Tenant’s Works shall include an explicit condition to the effect that it takes priority over any insurance arranged by the Lessor or/also the management company and the insurer waives any contention with respect to double insurance or inclusion in the Lessor’s insurance. Likewise, the insurance shall include an explicit condition to the effect it shall not be revoked or limited during the period of the Tenant’s Works unless written notice is delivered to the Lessor, at least 60 days in advance.

b.                                      Without the need for any demand on the Lessor’s part, the Tenant undertakes to deliver to the Lessor, no later than the date of commencement of the performance of the works in the Rented Premises, insofar as such shall be performed, authorization of the arrangement of Tenant’s Works insurance attached hereto to this agreement and constituting an inseparable part thereof and marked as Appendix E (hereinafter: “Confirmation of Tenant’s Works Insurance”), signed by the insurer. The Tenant declares that it is aware that the delivery of the Confirmation of Tenant’s Works Insurance, as aforesaid, is a preliminary condition and a condition precedent for the performance of the works in the Rented Premises, and the Lessor shall be entitled to preclude the Tenant from the performance of works in the Rented Premises in the event the aforesaid authorization is not presented prior to the date of commencement of the performance of the works.

c.                                       Without derogating from the Tenant’s liability pursuant to this agreement and/or pursuant to any law, the Tenant undertakes to arrange and fulfill with a duly authorized and reputable insurance company the insurance specified herein below (hereinafter: “the Tenant’s Insurance”) for the duration of the validity of this agreement:

1.               Insurance, which insures the contents of the Rented Premises as well as equipment that serves the Rented Premises that is owned by and/or under the liability of the Tenant and is found outside of the Rented Premises within the confines of the Building, with the full value thereof, as well as any alteration and addition to the Rented Premises that is made and/or shall be made by the Tenant and/or on behalf thereof from loss or damage as a result of the customary risks in extended fire insurance including fire, smoke, lightening, explosion, earthquake, storm and gale, flood, damage from liquids and bursting pipes, damage by a vehicle, damage by an aircraft, strikes, riots, malicious damage, breaking glass and burglary. The insurance includes an explicit condition to the effect that the insurer waives any right of subrogation vis-à-vis the Lessor, the management company and anyone on behalf thereof as well as vis-à-vis the other rightsholders in the Building (who in their property insurance have included an equivalent section with respect to the waiver of subrogation vis-à-vis the Tenant), provided that the aforesaid with respect to the waiver of the right of subrogation shall not apply in favor a person who has caused damage with malice.

2.               Third party liability insurance, which insures the Tenant’s obligation in accordance with the law in respect of injury or damage to the person and/or property of any person and/or body whatsoever within the confines of the Tenant’s activity and those on behalf thereof, pursuant to the agreement, with a limit of liability as specified herein below. The insurance is not subject to any limitation with respect to obligation ensuing from fire, explosion, panic, lifting devices, loading and unloading, faulty sanitary devices, poisoning, any harmful item in food or beverage, obligation with respect to and vis-à-vis contractors, sub-contractors and employees thereof, strikes and work stoppages as well as subrogation claims on the part of the National Insurance Institute. The insurance is extended to indemnify the Lessor and management company in respect of the liability thereof as owner and managers of the Rented Premises as well as in respect of their liability for acts and/or omissions of the Tenant and those on behalf thereof, subject to a section on cross-liability to the effect that the insurance shall be deemed as if arranged separately for each of the units of the insured party.

The limits of liability shall be no less than the sum of $5,000,000 per incident and cumulatively for the duration of the annual period of insurance, all subject to the contents of Section 16 (p) herein below.

3.               Employers liability insurance in respect of the Tenant’s obligation vis-à-vis all those employed by the Tenant and on behalf thereof in respect of personal injury or illness anyone thereof incur through and as a result of the employment thereof in the Rented Premises and the environs thereof, with a limit of liability of $5,000,000 (five million dollars) per claimant, per incident and cumulatively for the duration of the annual insurance period. This insurance does not include any limitation with respect to works performed at a height or depth, hours of work, contractors, sub-contractors and employees thereof, baits and poisons as well as with respect to the employment of youth. The insurance as aforesaid is extended to indemnify the Lessor and management company in the event that it is contended on the matter of the occurrence of any work accident whatsoever that they bear any employer obligations vis-à-vis anyone of the persons hired by the Tenant and/or on behalf thereof.

4.               Loss of earnings insurance, which insures resultant damage in the event of loss or damage to a building and/or the Building of the Rented Premises and/or the contents of the Rented Premises and/or as a result of the demolition of the aforesaid, due to the risks specified in Section 16 (c) (1) above, for a period of indemnity of at least 12 months. The insurance shall include an explicit condition to the effect that the insurer waives any right of subrogation vis-à-vis the Lessor, the management company and those on behalf thereof, as well as vis-à-vis the other rightsholders in the Building (who in the resultant damages insurance thereof have included an equivalent section with respect to the waiver of subrogation vis-à-vis the Tenant), provided that the aforesaid with respect to the waiver of the right of subrogation shall not apply to a person who caused damage with malice.

The Tenant’s insurance shall include an explicit condition to the effect that these take precedence over any other insurance obtained by the Lessor and/or the management company and the Tenant’s insurer waives any contention of double insurance or inclusion in the insurance of the Lessor and/or the management company. Furthermore, the insurer undertakes that the policies shall not be reduced or revoked during the period of insurance unless written notice is delivered to the Lessor by way of registered mail at least 60 (sixty) days in advance.

d.                                      Without the need for any demand on the Lessor’s part, the Tenant undertakes to deliver to the Lessor no later than the date of opening the Tenant’s business in the Rented Premises or prior to the date of moving any assets whatsoever into the Rented Premises (save for assets included in the works insured pursuant to Section 16 (a) above) — whichever is the earlier of the two dates — the authorization of arrangement of the Tenant’s insurance attached hereto to this agreement and constituting an inseparable part thereof and marked as Appendix F (hereinafter: “Confirmation of Tenant’s Insurance”) and/or another authorization to come in lieu thereof, which reflects the amendments in the insurance requirements, as specified herein below in this agreement, signed by the insurer. The Tenant declares that it is aware that the delivery and/or updating of the Authorization of Arrangement of the Tenant’s Insurance is a preliminary condition and condition precedent to the opening of the Tenant’s business in the Rented Premises and/or moving any assets into the Rented Premises (save for assets included in the works insured pursuant to Section 16 (a) above) and the Lessor shall be entitled to preclude the Tenant from opening the business thereof in the Rented Premises and/or moving assets thereto, as aforesaid, in the even the authorization was not presented prior to the date indicated above.

e.             The parties agree that the Tenant may refrain from the arrangement of loss of earnings insurance, all or in part, as specified in Section 16 (c) (1) above. Nonetheless, the contents of sub-Section 16 (i) herein below shall apply with respect to any loss or damage as a result of loss of earnings as aforesaid as if insurance had been arranged in respect thereof.

f.              The parties agree that the Lessor may refrain from the arrangement of insurance against breaking glass, as required in Section 16 (c) (1) above. Nonetheless, the contents of sub-Section 16 (i) herein below shall apply with respect to any loss or damage as a result of breaking glass as aforesaid as if insurance had been arranged in respect thereof.

g.             If, in the Tenant’s opinion, there is a need for the arrangement of insurance additional and/or supplementary to the Tenant’s Insurance, as aforesaid, and/or if it will be customary during the Lease Period to require that tenants take out insurance additional to those specified in sub-Section 16 (c) above and/or the insurance market will offer policies broader in extent and/or conditions than those specified in sub-Section 16 (c) above, the Lessor may demand that the Tenant arrange additional insurance as aforesaid and/or demand the expansion of insurance as aforesaid and the Tenant undertakes to act within a reasonable time in accordance with the instructions of the Lessor and arrange and implement the additional and/or supplementary insurance, as aforesaid. The provisions of sub-Section 16 (c) above shall apply to the aforesaid insurance. All property insurance that is additional and/or supplementary to the Tenant’s insurance, as aforesaid, shall included a section with respect to waiver of the right of subrogation as specified in Section 16 (c)(1) above in favor of the Lessor and the management company and anyone on behalf thereof, and in all additional or supplementary excess liability insurance the name of the insured party shall be extended to include the Lessor and the management company, subject to a section on cross-liability.

h.             The Tenant undertakes to update the sums of insurance in respect of the insurance arranged pursuant to Sections 16 (c)(1) and 16 (c)(4) above,

from time to time, and/or pursuant to the Lessor’s demand, so that this always reflects the full value of the subject of the insurance insured in accordance therewith.

i.              The Tenant declares that it shall have no contention and/or demand and/or claim against the Lessor, the management company and anyone on behalf thereof as well as vis-à-vis tenants and/or other occupants of the Building, who in the lease agreements thereof or in any other agreement which grants them rights in the Building have included an equivalent exemption vis-à-vis the Tenant, in respect of damage in respect to it is entitled to indemnification (or would have been entitled to indemnification in respect thereof if not for the deductible stated in the policy), in accordance with the insurance arranged pursuant to Section 11 (a)(1) above and Sections 16 (c)(1) and 16 (c)(4) above, provided that the exemption from liability shall not apply in favor of a person who caused damage with malice.

j.              For the avoidance of doubt it is clarified that the failure to deliver the insurance authorizations on time, as aforesaid in Sections 16 (b) and 16 (d) above shall not infringe on the Tenant’s undertaking pursuant to this agreement, including, but without derogating from the generality of the aforesaid, any duty of payment that applies to the Tenant. The Tenant undertakes to fulfill all undertakings thereof pursuant to this agreement, even if the performance of works and/or accepting possession of the Rented Premises and/or moving assets into the Rented Premises and/or opening the business thereof in the Rented Premises are precluded due to the failure to present the authorizations on time.

k.             Within 14 days prior to the date of the expiration of the period of the Tenant’s insurance, the Tenant undertakes to deposit with the Lessor authorization of arrangement of insurance as aforesaid in Section 16 (d) above in respect of the extension of validity thereof for an additional year. The Tenant undertakes to again deposit the authorization of the arrangement of insurance on the dates stated each year of insurance as long as this agreement remains in effect.

l.              The Lessor may inspect the insurance authorizations the Tenant presents, as aforesaid in Sections 16 (b), 16 (d) and 16 (k) above, and the Tenant undertakes to implement any modification or amendment required in order to make these consistent with the Tenant’s undertakings, as aforesaid herein in this Section 16. The Tenant declares that the Lessor’s right of inspection in relation to the authorizations of insurance and the right thereof to direct an amendment of the Tenant’s insurance, as specified above, does not impose on the Lessor or anyone on behalf thereof any duty or liability whatsoever concerning all that is connected to the insurance authorizations, as aforesaid, the nature, extent and validity of the Tenant’s insurance or with respect to the absence thereof, and it cannot derogate from any duty imposed on the Tenant, pursuant to this agreement.

m.            The Tenant undertakes to fulfill the conditions of the insurance policies it has arranged, to pay the insurance fees in full and on time, and to ensure and make certain that the Tenant’s insurance are renewed from time to time, as necessary, and that these remain in effect throughout the entire Lease Period.

n.             The Tenant hereby undertakes to fulfill all provisions of the pertinent laws, statutes, regulations and orders that relate to safety at work, as required for the performance of the Adaptation Works of the Rented Premises to the Tenant’s requirements by the Tenant and/or anyone on behalf thereof and included herein the Tenant hereby undertakes to appoint a work manager and a person to take charge of safety at work, who shall be present on the site of the performance of the aforesaid works, as required by law, to obtain the necessary authorizations from the Ministry of Labor for this purpose and to present these authorizations to the Lessor’s engineer prior to the commencement of the Adaptation Works in the Rented Premises.

In addition, the Tenant undertakes to fulfill the safety procedures that will be published from time to time by the Lessor and/or the management company and the Tenant undertakes as well to refrain from committing and/or permitting anyone to commit any act or omission in the Rented Premises and/or the Building likely to cause explosion and/or conflagration and/or which may jeopardize the life of a person or endanger the Building.

Furthermore, the Tenant undertakes to obligate anyone who acts in the name thereof and/or on behalf thereof in the performance of the Adaptation Works in the Rented Premises for the Tenant’s requirements to strictly observe all laws, statutes, regulations, orders and the aforesaid provisions.

o.             The Tenant undertakes that in the event that the Lessor and/or management company are charged with payment of additional insurance fees, apart from the customary fees, as a result of divergent activity of the Tenant, the Tenant shall pay the Lessor and/or management company, as the case may be, the aforesaid addition, forthwith upon their first demand.

p.             For the avoidance of doubt, the parties hereby agree that determination of the limits of liability as specified in Sections 16 (a)(2) and 16 (c)(2) above constitutes a minimal demand imposed on the Tenant and the Tenant must examine the exposure thereof to liability and determine the limits of liability accordingly. The Tenant declares and authorizes that it shall be precluded from raising any contention and/or demand vis-à-vis the Lessor and/or the management company and/or anyone on behalf thereof regarding all that is connected to the minimal limits of liability, as aforesaid.

q.             The Lessor undertakes to arrange and implement, whether of its own accord or by way of the management company, throughout the period of validity of this agreement the insurance specified herein below in this section, subject to the fact that throughout the Lease Period it will be reasonable to maintain these insurance with the limits of liability specified herein below (hereinafter: “the Building Insurance”) with a duly authorized and reputable insurance company and/or other insurance that replace these subject to proceeds that shall exist, if such shall exist, in the insurance markets during the course of the Lease Period for these types of agreements:

1.     Insurance that insures the Building with full replacement value against loss or damage as a result of the risks customary in extended fire insurance, including fire, smoke, lightening, explosion, earthquake, storm and gale, flood, damages from liquids and pipes bursting, damage by a vehicle, damage by an aircraft, riots, strikes, malicious damage as well as damages of burglary. The insurance, as aforesaid, shall include a section with respect to waiver of the right of subrogation vis-à-vis the Tenant, in respect of damage the Tenant caused, provided that the aforesaid with respect to the waiver of the right of subrogation shall not apply in favor of a person who caused damage with malice.

It is explicitly agreed that for the purposes of this section the term “the Structure of the Building” shall not include the contents of the Rented Premises and shall not include any addition, improvement or expansion made in the Rented Premises by or on behalf of the tenants.

2.     Third party liability insurance, which insures the liability of the Lessor and the management company in accordance with the law in respect of injury or damage to the person and/or property of any person and/or body whatsoever within the confines of the activities thereof, pursuant to the agreement, with a limit of liability of $2,000,000 (two million dollars U.S.) per incident and cumulatively for the period of annual insurance. The insurance shall be expanded to indemnify the Tenant in respect of injury or damage likely to be caused to the person and/or property of any person within the confines of the Building, but outside the area of the Rented Premises, subject to the section with respect to cross-liability, to the effect that the insurance shall be deemed as if arranged separately for each of the units of the insured party. The parties explicitly agree that this insurance is marginal and constitutes excess coverage that applies apart from any third party liability insurance, which the Tenant has arranged or has undertaken to arrange and this insurance shall not be deemed as joint insurance to any insurance arranged by the Tenant, as aforesaid.

3.     Employers’ liability insurance which insures the liability of the management company vis-à-vis the employees thereof in respect of injury caused through and as a result of the employment thereof by the management company with a limit of liability of $5,000,000 per claimant, per incident and cumulatively for the period of the insurance.

4.     Loss of rent insurance and management expenses due to damage caused to the Structure of the Building as a result of the risks as aforesaid in Section 16 (q)(1) herein above, for a period of indemnity of 12 months. The insurance, as aforesaid, shall include an explicit section with respect to waiver of the right of subrogation in favor of the Tenant, provided that the aforesaid with respect to the waiver of the right of subrogation shall not apply in favor of a person who caused damage with malice.

Notwithstanding the aforesaid, the parties hereby agree that the Lessor and/or the management company may refrain from the arrangement of insurance, as aforesaid in sub-Section 16 (q) (4) herein above, in full or in part, provided that the exemption, as stated in Section 16 (r) herein below, shall apply as if the insurance had been arranged.

The parties herby agree explicitly that the arrangement of the insurance specified above shall not add to the liability of the Lessor and/or the management company apart from the contents of the lease agreement and/or the Management Agreement and/or to derogate from the liability of the Tenant pursuant to the aforesaid agreements (save for the contents of Section 16 (r) herein below.

r.              The Lessor declares in its name and in the name of the management company that they shall have no contention and/or demand and/or claim against the Tenant in respect of damage in respect whereof they are entitled to indemnification (or they would have been entitled to indemnification if not for the deductible stated in the policy), according to the insurance they have arranged, as aforesaid in Sections 16 (q)(1) and 16 (q)(4) above, and they hereby exempt the Tenant from any liability for damage, as aforesaid. The aforesaid with respect to the exemption from liability shall not apply in favor of a person who caused damage with malice.

The Tenant undertakes to pay the Lessor the relative share of these insurance fees within 30 (thirty) days to be calculated from the date the Lessor shall demand such in writing. In such event, the Tenant shall be exempt from the payment of rent, parking and management fees in the same instances and for the same period wherein the insurance company shall pay the Lessor and/or the management company, all as the case may be, the full amount of these payments of rent, parking and management fees on time.

The relative share of the Tenant in the insurance fees shall be determined by the Lessor according to the percentage of the area of the Rented Premises out of the comprehensive areas of the Building and/or the land, all as the case may be.

s.             If during the Lease Period and/or the extended Lease Period the Lessor continues to and/or performs building works or completion works for the Building or it performs building works and/or establishment works of other buildings in the Project and/or on the land or other works in the Project (hereinafter: “the Lessor’s Works”), which it may be reasonably anticipated that the performance thereof may cause any damage whatsoever to the Tenant, to the employees thereof, to those invited thereby, or to the Building or the Rented Premises, the Lessor undertakes, whether of its own accord or by way of the management company, to arrange and implement with a duly authorized and reputable insurance company in its name and in the name of the contractors and sub-contractors all-risks establishment works insurance, which shall include the following chapters:

1.     All-risks contractors’ works insurance which insures the Lessor’s Works. This chapter shall be subject to a section with respect to a waiver of the right of subrogation vis-à-vis the Tenant as regards all that is connected to damage to the aforesaid works, provided that the aforesaid with respect to the waiver of the right of subrogation shall not apply in favor of a person who causes damage with malice.

2.     Third party insurance which insures the liability of the Lessor, the contractors and sub-contractors thereof in respect of any injury and damage to the person and/or property of any person and/or body with a limit of liability of $1,000,000 (one million dollars U.S.) per incident and cumulatively throughout the period of insurance. The chapter on third party liability insurance shall be expanded to indemnify the Tenant in respect of the liability thereof as regards all that is related to the Lessor’s Works, subject to a section on cross-liability to the effect the insurance shall be deemed as if arranged for each of the units of the insured party separately. The chapter as aforesaid shall not include any limit on the matter of the following issues:

a.     Subrogation claims of the National Insurance Institute in respect of contractors’ employees and sub-contractors who are employed on the site of the works.

b.     Personal injuries ensuing from the use of mechanical engineering equipment which comprises a motorized vehicle and there is no obligation to insure it with compulsory insurance.

c.     Liability due to damage caused as a result of tremors and weakening of supports with a limit of liability in the amount of $250,000 per incident.

3.     Employers’ liability insurance which insures the liability of the Lessor vis-à-vis those it has hired for the Lessor’s Works in respect of any personal injury or illness caused to them through and as a result of the employment thereof with a limit of liability of $5,000,000.

t.              The Lessor in the name thereof and in the name of the management company exempts the Tenant and/or anyone on behalf thereof from any liability for damage for which the Lessor and/or the management company are entitled to indemnification in respect thereof according to the chapter on property of contractors’ works insurance arranged pursuant to Section 16 (s)(1) herein above (or would have been entitled to indemnification in respect thereof if not the deductible stated in the policy). However, the exemption from liability as aforesaid shall not apply in favor of a person who caused damage with malice.

u.             The breach of any undertaking whatsoever of the Tenant of those specified in Section 16 above and/or the breach of any sub-section thereof from among the sections thereof shall be deemed a material breach of this agreement.

Prohibition to Transfer the Tenant’s Rights in the Rented Premises

17.

a.                                                              The Tenant may not transfer and/or endorse the rights thereof, pursuant to this lease agreement, all or in part, directly or indirectly, to any person and/or legal or other body whatsoever, without obtaining the prior agreement of the Lessor in advance and in writing for this purpose, save to a related company, provided that an agreement is signed with the related company, the conditions whereof from the Lessor’s perspective are no less than the conditions herein in this agreement, including the matters of rent amount and securities.

Nonetheless, the contents of this section are subject to the contents of Section 17 (d) herein below.

b.                                                             In addition and subject to the contents of Section 17 (d) herein below, the Tenant hereby undertakes not to deliver or rent the Rented Premises or part thereof as a sub-lease, not to permit any person or legal body whatsoever, whether registered or not registered, to use the Rented Premises and not to include any person or legal body as aforesaid in the possession of the Rented Premises — and all these — whether for proceeds or not for proceeds, unless it first receives the prior consent of the Lessor in advance and in writing for this purpose.

Nonetheless, notwithstanding the aforesaid, the Tenant shall be entitled to hire employees to manage the business thereof in the Rented Premises, in accordance with the conditions of this agreement, provided that no liabilities whatsoever shall be created vis-à-vis these employees on the part of and/or against the Lessor and provided that these employees shall have no rights whatsoever in the Rented Premises.

c.                                                              It is hereby underscored that the Lessor shall refuse to provide its consent to the transfer of rights by the Tenant, as aforesaid in Sections 17 (a) and/or 17 (b) solely on reasonable grounds, including the matter of the type of securities to be given by the transferee to ensure the fulfillment of all the undertakings thereof in accordance with this agreement.

d.                                                             Notwithstanding the aforesaid in Sections 17 (a) and 17 (b) above, the parties hereby agree that the Tenant shall be entitled to lease as a sub-lease part of the Rented Premises, but solely provided that the following cumulative conditions are fulfilled in full and without exception:

1.             The Tenant shall deliver to the Lessor prior notice in writing, at least 90 (ninety) days in advance, with respect to the intention thereof to rent an area to a third party by way of a sub-lease (hereinafter: “Notice of Rental”). It is hereby clarified and underscored that the sub-tenant shall be obligated to be “an approved enterprise” according to the Encouragement of Capital Investments Law 5719-1959.”

The Tenant shall specify in the Notice of Rental the name of the proposed sub-tenant (if it is a corporation — the details of all the shareholders and directors therein), the business thereof, the objective of the sub-lease, and additional general conditions of the sub-lease, including the amount of rent and securities, the specific area designated for the sub-lease, including the floor, sketch of the floor on which the area designated for sub-lease shall be marked (hereinafter: “the Area Designated for the Sub-Lease”).

The parties hereby agree and specify that the Tenant may rent the Area Sesignated for the Sub-Lease solely if it presents the Lessor with authorization of all the pertinent authorities, including as regards fire extinguishing, electricity and the Home Front Command to the effect that the Area Designated for Sub-Lease constitutes an independent unit that meets all the standards.

2.             Within 30 (thirty) days from the date of receiving the Notice of Rental, the Lessor shall be entitled to and may inform the Tenant in writing that it would like to restore to the possession thereof the Area Designated for Sub-lease. In such event, the Tenant shall return possession to the Lessor of the entire Area Designated for Sub-Lease and the lease subject of this agreement shall conclude with respect to the Area Designated for Sub-Lease on the expiration of 15 (fifteen) days from the date on which the Lessor informs the Tenant that it wishes to take back possession of the Area Designated for the Sub-Lease.

In addition, the parties hereby agree that in the event that the Area Designated for Sub-Lease is returned to the possession of the Lessor in accordance with the aforesaid, then the Lessor shall not be obligated, and shall not demand, to return and/or compensate and/or indemnify the Tenant in respect of expenses and/or investments of the Tenant related to the Area Designated for Sub-Lease and/or the renovation thereof and/or the improvement thereof, and all conditions of this agreement which apply with respect to the conclusion of the lease, subject of this agreement, shall apply, mutatis mutandi as the case may be, as well in the event of the termination of the lease, subject of this agreement, with respect to the Area Designated for Sub-Lease. It is hereby clarified that commencing on the transfer of the Area Designated for Sub-Lease back to the possession of the Lessor, the Tenant then shall not be obligated to pay the Lessor any additional payment in respect of the Area Designated for Sub-Lease, including rent. Furthermore, the Lessor shall return to the Tenant all monies, which the Tenant paid in advance in respect of the Area Designated for Sub-Lease in respect of the period following the transfer of possession to the Lessor.

3.     If the Lessor does not deliver to the Tenant, within 30 (thirty) days to be calculated from the date of receiving the written Notice of Rental with respect to the Lessor’s wish to return the Area Designated for Sub-Lease to the possession thereof, and if the Lessor does not object within the said period of 30 (thirty) days on reasonable grounds to the identity of the sub-tenant and/or the securities to be delivered by the sub-tenant, the Tenant shall be entitled to sublet to the sub-tenant, which it proposed in the Notice of Rental solely the Area Designated for Sub-Lease mentioned in the Tenant’s Notice of Rental, and this too provided that the following conditions are fulfilled in full:

a.     The sub-lease agreement shall include explicit undertakings of the sub-tenant addressed both to the Tenant and the Lessor not to take any steps whatsoever that breach and/or are likely to breach any condition and/or provision whatsoever of this agreement. A copy of the sub-lease agreement shall be presented to the Lessor by the Tenant and the sub-tenant prior to the sub-tenant making any use whatsoever of the Area Designated for Sub-Lease and an explicit undertaking of the sub-tenant addressed to the Lessor shall be attached thereto with respect to the duty of the sub-tenant to fulfill in full, on time and properly all undertakings of the Tenant specified herein in this agreement, mutatis mutandi as regards the possession of the sub-tenant of the area designated for sub-lease.

b.     The purpose of the sub-lease shall be identical to the Lease Purpose and in no instance will the Lessor give permission for the sub-lease of any area whatsoever of the Area Designated for Sub-Lease for the purpose of managing a business, the management whereof is not permitted by the urban building scheme, which applies and/or shall apply with respect to the Rented Premises, nor with respect to any businesses the management whereof in the Rented Premises shall lead to the breach of any undertaking whatsoever, which the Lessor undertook and/or shall undertake to fulfill vis-à-vis any third parties that rented and/or shall rent from the Lessor any areas whatsoever on the land.

c.     Any sub-tenant which leases from the Tenant part of the Rented Premises shall not hold any independent right whatsoever in the area to be leased thereto by a sub-lease. The right of the sub-tenant to make any use as a sub-tenant of the same area to be leased thereto as a sub-lease shall be conditional and pending on the rights of the Tenant, and included herein also on the fact that the Tenant, as well as the sub-tenant, shall fulfill fully and properly and at the requisite times all undertakings, without exception, of the Tenant in accordance with this agreement.

d.     In the event that the Lessor shall be entitled to demand and/or claim in accordance with the law and/or that which has been specified herein in this agreement the evacuation of the Tenant from the Rented Premises, the Lessor shall be entitled to demand and/or claim as well the evacuation forthwith from the Rented Premises and included herein also from the Area Designated for Sub-Lease of any sub-tenant which rents from the Tenant by way of a sub-lease any parts whatsoever of the Rented Premises.

e.     The sub-tenant shall be obligated to evacuate the Area Designated for Sub-Lease in any event that the Tenant shall evacuate Beit Shlomo and/or shall cease the use thereof, unless the Lessor directs otherwise.

f.      Any sub-tenant shall sign, prior to making any use whatsoever of the Rented Premises and/or any part thereof a letter of undertaking with the text attached hereto as Appendix H to this agreement and constituting an essential and inseparable part thereof.

g.     No sub-lease of any areas whatsoever of the Rented Premises to any sub-tenant whatsoever shall release the Tenant in any manner whatsoever from the duty thereof to fulfill in full, properly and on time all undertakings thereof, without exception, in accordance with this agreement in respect of the Rented Premises in full, and the Tenant shall be liable vis-à-vis the Lessor fully and unconditionally for the fulfillment of all conditions of this agreement, even if part of the Rented Premises is to be found in the possession of the sub-tenant on behalf thereof.

h.              Any sub-tenant of any area whatsoever of the Rented Premises shall sign prior to making any use whatsoever of the Rented Premises as a guarantee for the fulfillment of all undertakings of the Tenant with respect to the area designated for sub-lease in accordance with this agreement, in accordance with the text of a letter of guarantee to be presented thereto by the Lessor.

i.                  If the rent which the sub-tenant pays the Tenant in respect of the Area Designated for Sub-Lease which the Tenant shall lease thereto as a sub-lease shall be higher than the rent that is paid to the Lessor in respect of the same area pursuant to this agreement, the Tenant shall pay the Lessor 50% (fifty percent) of the difference in these rent amounts.

j.                  An act or omission of the sub-tenant which constitutes a breach of the provisions of this agreement shall constitute a breach of this agreement by the Tenant as well.

k.               In the event of the curtailment of the Lease Period, then the Lease Period of the Area Designated for Sub-Lease shall terminate as well at the same time.

l.                  Prior to receiving possession of the Area Designated for Sub-Lease, the sub-tenant shall present to the Lessor written authorization to the effect that it has read this lease agreement to be attached as an appendix to the agreement between the Tenant and the sub-tenant (save for the commercial conditions in this agreement) and all undertakings that apply to the Tenant pursuant to this agreement shall apply to the sub-tenant as well.

m.            The Lessor shall be deemed a beneficiary, pursuant to the lease agreement between the Tenant and the sub-tenant, and any right available to the Tenant vis-à-vis the sub-tenant shall be available to the Lessor as well.

n.              The Tenant undertakes to include the provisions of this Section 17 (d) herein in the lease agreement between it and the sub-tenant.

o.              The breach of Section 17 above and/or the breach of any secondary section and/or any sub-section whatsoever of the sections thereof shall be deemed a material breach of this agreement.

Maintenance of the Rented Premises

18.

a.                                       Obligations of the Tenant

1.               The Tenant hereby undertakes to use the Rented Premises in a careful and reasonable manner and to preserve the structure of the Rented Premises whole and intact throughout the entire period of the lease subject of this agreement until the return thereof to the Lessor.

2.               Any malfunction or damage caused to the Rented Premises, including by way of the Tenant, the employees thereof, representatives and agents thereof, invitees and visitors thereof, save for ordinary reasonable wear and tear to be caused by the Tenant to the Rented Premises as a result of the reasonable use of the Rented Premises in accordance with the Lease Purpose, and save for repairs that are the liability of the Lessor, as specified herein in this agreement, shall be repaired within a reasonable time by the Tenant, at the expense thereof.

The Tenant hereby undertakes to maintain the Rented Premises in good and proper condition, always repaired, and to perform therein all the works required from time to time to preserve the state and maintenance thereof (including of the devices, systems, and accessories therein) at a proper level. All such works, including works of maintenance, painting, whitewashing, and renovations shall be carried out by the Tenant, at its sole and entire expense.

3.               In the event that the Tenant does not repair within a reasonable time all the damages and malfunctions which the Tenant is obligated to repair pursuant to the conditions of this agreement, the Lessor may repair such, and the Tenant shall bear all expenses of the repairs which the Lessor shall implement and shall pay the Lessor and/or to the order thereof with the addition of handling fees at a rate of 15% (fifteen percent) of the total of all expenses involved in the performance of such repairs, all on condition that notice that the Lessor’s intention is to perform the aforesaid repairs, was delivered to the Tenant.

b.                                      Obligations of the Lessor

1.               The Lessor undertakes to repair any damage and/or malfunction and/or fault and/or loss to be caused to the walls of the Rented Premises and/or the ceiling of the Rented Premises and/or the floor of the Rented Premises and/or the central systems, all solely within the public areas and insofar as such have been installed by the Lessor, which are caused, if caused, as a result of the Lessor’s use of faulty and/or unsuitable and/or inferior materials for the designated purpose thereof, provided that the damage and/or malfunction and/or fault and/or loss, as aforesaid, shall not be caused and/or worsen as a result of an unsuitable act and/or omission and/or use and/or not in accordance with the instructions of the manufacturer by the Tenant or anyone on behalf thereof.

Furthermore, the parties agree that the Lessor shall be liable for any damage and/or malfunction and/or fault and/or loss to be caused to the ceiling and/or floor of the Rented Premises, which the Lessor delivered to the Tenant, provided that the damage and/or malfunction and/or fault and/or loss, as aforesaid, were not caused in connection with the works to be performed by the Tenant and/or ensue therefrom and/or shall not worsen as a result of an unsuitable act and/or omission and/or use and/or not in accordance with the instructions of the manufacturer by the Tenant or anyone on behalf thereof.

For the avoidance of doubt it is hereby clarified that no duty to repair any damage and/or malfunction and/or fault and/or loss as a result of reasonable wear and tear applies to the Lessor.

2.               The Lessor shall perform the repairs as aforesaid within a reasonable time of the date that he received notice thereof from the Tenant.

3.               In any event of damage and/or malfunction and/or fault and/or loss, which preclude the Tenant from managing the business thereof in the Rented Premises in a reasonable manner and disrupt the regular work thereof, and the duty to repair such applies, pursuant to the provisions of this agreement, to the Lessor, the Lessor undertakes to repair the damage and/or malfunction, as aforesaid, as promptly as possible following the receipt of notice thereof from the Tenant, all in consideration of the type of deficiency and degree of disturbance and disruption caused as a result thereof.

4.               If the Lessor fails to act as aforesaid, the Tenant shall repair the damage at the Lessor’s expense, provided that advance written notice is delivered to the Lessor of the Tenant’s intent to perform the repairs in lieu of the Lessor. The Lessor shall pay the Tenant and/or to the order thereof the expenses involved in the performance of the aforesaid repairs within 7 days of the date of receiving the invoices of the repairs which the Tenant shall present thereto with the addition of handling fees at a rate of 15% of the total of all expenses involved in the performance of these repairs, all on condition that notice, as aforesaid, was delivered to the Lessor.

5.               The parties further agree that if and insofar as the Rented Premises include equipment, machinery or other items to which the manufacturer’s warranty applies, the Lessor shall assign, insofar as possible, this warranty for the Tenant. In the event that the Lessor is unable to assign this warranty to the Tenant, the Lessor shall take steps to exercise the manufacturer’s warranty in connection with the same machines and/or equipment for the pertinent warranty period, which shall commence with the Tenant’s receipt of the aforesaid equipment.

6.               The Lessor shall be liable for damage which it or anyone on behalf thereof causes to the Rented Premises.

7.               Notwithstanding the aforesaid, and for the avoidance of any doubt, it is hereby clarified that the Lessor shall not be liable for any damage and/or fault and/or loss that occurs and/or is caused to the works to be performed by the Tenant and/or in connection therewith.

c.                                       It is hereby clarified that nothing in the aforesaid herein in this Section 18 may derogate from the rights of any of the parties vis-à-vis the insurance companies or the undertakings of any of the parties to implement the securities as required pursuant to this agreement.

d.                                      The breach of Section 18 above and/or the breach of any sub-section of Sections 18(a) to 18(c) above shall be deemed a material breach of this agreement.

Elevators in the Rented Premises

18A.                       The Tenant hereby undertakes to preserve all 7 elevators to be installed in the Rented Premises (hereinafter: “the Elevators”) whole and intact.

The Tenant hereby undertakes to carry out all arrangements and necessary means pertaining to the proper operation and ongoing maintenance of the Elevators thoroughly and in accordance with the instructions of the elevator manufacturer.

Without derogating from the generality of the aforesaid above and the remaining obligations of the Tenant with respect to the insurance of the Elevators and/or with respect to third party insurance against risks involved in the Elevators, the Tenant hereby undertakes to take all reasonable and necessary steps and actions for the cautious, proper and safe operation of the Elevators for the secure maintenance thereof and the Tenant shall be liable for any damage caused to the Elevators per se and any person or object, save in the event of damage ensuing directly from the manufacture and/or installation thereof.

In addition, the Tenant hereby undertakes to summon the competent entities in the Ministry of Labor or in any other competent body to perform periodic inspections of the elevators and to perform ongoing maintenance works and repairs as required pursuant to law.

The Tenant undertakes to repair all malfunctions and damages caused to the Elevators during the Lease Period subject of this agreement, save for damages that the Lessor and/or anyone of the representatives thereof and/or agents thereof shall cause, which shall be repaired at the Lessor’s expense.

The Tenant undertakes to sign the agreement for the provision of maintenance services for the elevators with a competent professional entity to be authorized in advance by the Lessor, within 30 (thirty) days to be calculated from the date of signature of this agreement.

The Tenant hereby undertakes that, on termination of the lease subject of this agreement, it shall return the Elevators to the Lessor as they are operating properly, available for immediate use and devoid of damages or faults.

It is hereby clarified that the contents of this section come in addition to the duty of the Tenant to take out an insurance policy for the Elevators, which grants insurance coverage against any damages whatsoever likely to be caused to any third party whatsoever, including employees and/or users and/or invitees of the Tenant in respect of and/or in connection with the use of these Elevators and, as well, in addition to the duty of the Tenant to make any payments relating to the Elevators in accordance with that which is specified in Section 22 (a)(2) herein below.

The Tenant shall bear all expenses and payments involved in the operation of the Elevators, the maintenance thereof, the security thereof and/or which ensue therefrom, save for the aforesaid herein in this section in respect of damages to be caused by the Lessor and/or any one of the agents thereof and/or the employees thereof.

Alterations of the Rented Premises

19.

a.                                       The Tenant hereby undertakes to refrain from the performance in any manner whatsoever of any material alterations of the Rented Premises, whether beneficial or detrimental, and to refrain from introducing any other alterations whatsoever to the Rented Premises, without first obtaining the advance written agreement thereto of the Lessor. For the avoidance of doubt, it is hereby clarified and agreed that the Tenant may not make any alterations whatsoever in the external walls of the Building of the Rented Premises and the Tenant may not make any other alterations whatsoever to the skeleton and/or walls and/or the supporting construction columns of the Rented Premises and/or to pour concrete within the Rented Premises or in any part of the Rented Premises.

The parties hereby agree that material alterations shall include alterations that affect the systems and infrastructures of the Building, including connecting thereto and/or to Shaar Yokneam Park and/or related to the construction of the Building and/or provisions of any law and/or the conditions of a building permit and/or the requirements of the authorities and/or the demands of suppliers and/or service providers to the Building.

The Tenant hereby undertakes to bear completely and exclusively the payment of all expenses, without exception, involved in the performance of any works, which it performs in the Rented Premises (above and hereinafter: “the Works”), inclusive as well of the payment of all expenses, which it incurs for the purpose of hiring architects, consultants and various sub-contractors, in order to adapt the Rented Premises to the requirements of the management of the Tenant’s business in accordance with the Lease Purpose and all the remaining conditions of this agreement. In addition, the parties hereby agree that all these works shall be done, if done by the Tenant, in accordance with the requirements of any law pertaining to the performance thereof, and the Tenant shall be liable exclusively and completely for any act, omission, damage and/or result involved in the performance thereof.

The Lessor, on its part, hereby gives the consent thereof for the performance of the works by the Tenant. The parties hereby clarify and agree that subject to the aforesaid in the first part of Section 19 (a) above, the Lessor shall not refuse, other than for reasonable grounds to be explained thereby, to the Tenant’s performance of internal alterations in the Rented Premises.

On the expiration of the lease subject of this agreement, all the works and/or aforesaid Tenant’s Works, as well as all alterations, improvements, and additions to be performed in the Building of the Rented Premises by the Tenant shall be deemed the possession of the Lessor and all remaining accessories and systems permanently installed and/or affixed to the Rented Premises with a permanent connection, including the floors, ceiling or walls thereof and/or the dismantling whereof and/or removal thereof from the Rented Premises are likely to cause any damage whatsoever to the Rented Premises (save for modular equipment, office cabinets, laboratory equipment, communication room equipment, floating floors and designated air-conditioning units) shall be deemed the property of the Lessor, without the Lessor being required to pay the Tenant any proceeds and/or monies in respect thereof and without the matter entitling the Tenant to the right to obtain any other rights whatsoever from the Lessor.

The Tenant hereby undertakes to leave in place all the Tenant’s Works and/or the works, alterations, improvements, additions and items affixed with a permanent connection and/or the dismantling whereof and/or removal thereof from the Rented Premises are likely to cause any damage whatsoever to the Rented Premises (save for modular equipment, office cabinets, laboratory equipment, communication room equipment, floating floors and designated air-conditioning units), as aforesaid.

b.                                      The breach of Section 19 above and/or the breach of any secondary section and/or sub-section whatsoever of the sections thereof shall be deemed a material breach of this agreement.

Development of the Environs

19A.

a.                                       Within the confines of the Project area, the Lessor shall develop the environs as required and/or to be required by the provisions of the current urban building scheme and/or any new urban building scheme (as to be actually authorized, if and insofar as such is authorized), and pursuant to the directives to be determined in the pertinent building permits as they are actually received.

b.                                      Insofar as within the confines of the provisions of the urban building scheme, the planning authorities shall require the development of the environs outside of the area of the Building as well, the matter shall apply to the Lessor.

Vacating of the Rented Premises

20.

a.                                       The Tenant hereby undertakes to vacate the Rented Premises on the expiration of the lease subject of his agreement, including in the event of the cessation or revocation of the lease subject of this agreement by the Lessor in circumstances, which entitle the Lessor with the right to do so and to restore the Rented Premises to the Lessor vacant and free of any person and object, in good condition, suitable and ready for use, as al systems installed therein including electricity, air-conditioning, plumbing and sewage, and sprinklers are working properly, and as the Rented Premises include all Adaptation Works performed by the Tenant in the Rented Premises, as well as all alterations, improvements and additions made by the Tenant to the structure of the Rented Premises, as well as items, accessories, and systems installed in the Rented Premises and connected thereto with a permanent connection in the course of the performance of the aforesaid works or following thereafter and all items, accessories and systems the removal whereof is likely to cause any damage whatsoever to the Rented Premises (save for modular equipment, office cabinets, laboratory equipment, communication room equipment, floating floors and designated air-conditioning units).

Nonetheless, the parties hereby agree that with respect to accessories and equipment installed in the structure of the Rented Premises by the Tenant, at its complete and sole expense, which may be dismantled from the Structure of the Rented Premises without causing any significant damage to the Structure of the Rented Premises, the Tenant shall be entitled to dismantle such from the Structure of the Rented Premises, provided that any damage caused to the Rented Premises as a result of the dismantling thereof shall be repaired by the Tenant, at the exclusive expense thereof.

b.                                      Sixty (60) days prior to the date of return of the Rented Premises by the Tenant to the Lessor, the Lessor (and/or a representative thereof) shall conduct an inspection of the Rented Premises and, together with the Tenant, shall prepare a list of repairs, which the Tenant is obligated to perform, including the repair of damages and malfunctions and/or repairs and alterations connected to the return of the Rented Premises but excluding damages and/or malfunctions ensuing from reasonable wear and tear, which do not preclude the reasonable and ordinary use of the Rented Premises for the Lease Purpose (hereinafter: “the Repairs”). The aforesaid list shall also determine the value of the Repairs. In the event of disagreements with respect to the Repairs and expenses of the performance thereof, an authorized land assessor to be appointed by the joint agreement of the two parties shall decide the matter — and in the absence of such agreement, within 10 days of the date one of the parties contacts the other party, by a land assessor, as aforesaid, to be appointed by the head of the Land Assessors Association in Israel, in accordance with the application of one of the parties and/or the mutual application of both parties.

c.                                       The Tenant hereby undertakes to perform all Repairs that it is obligated to perform according to the list mentioned in Section 20(b) above to the satisfaction of the Lessor by the date of vacating of the Rented Premises pursuant to the provisions of this agreement.

d.                                      In the event the Tenant fails to perform all Repairs by the date of vacating of the Rented Premises pursuant to the conditions of this agreement, the Repairs shall be performed by the Lessor, at the Tenant’s expense, and the Lessor shall commence performance on the date the matter is feasible in practice according to the state of possession of the Rented Premises (hereinafter: “the Date of Commencement of Repairs”). In such event, the period of Repairs shall be viewed as if it commenced on the Date of Commencement of Repairs and, insofar as this period shall extend beyond the date of termination of the lease according to the provisions of this agreement, the Tenant shall be deemed as having failed to vacate the Rented Premises on time during the period of this delay and the provisions of Section 21 herein below shall apply to the duration of this period of delay.

e.                                       The breach of any undertaking whatsoever of the undertakings specified herein in this Section 20 above and/or in any secondary section and/or sub-section thereof whatsoever of any of the sections thereof shall be deemed a material breach of this agreement.

Failure to Vacate the Rented Premises on Time

21.

a.                                       If the Tenant fails to vacate the Rented Premises on the expiration of the lease subject of this agreement and/or if the Tenant fails to fulfill the undertakings thereof pursuant to the provisions of Section 20 above, then, in addition to, and without derogating from, any of the reliefs and remedies granted to the Lessor by law and/or pursuant to this agreement, the Tenant shall pay the Lessor for any additional period wherein it continues to hold possession of the Rented Premises as well as for any period of delay, mentioned in Section 20(d) above, rent in an amount equivalent to 2 (two) rent amounts that it paid the Lessor most recently for a period similar in length to the additional period or the aforesaid period of delay.

Both parties declare that the aforesaid amount shall constitute agreed compensation, which has been determined in good faith, in advance and jointly by the two parties to this agreement, and subsequent to the two parties having estimated in this amount the damages the Lessor incurs, as a result of the delay or postponement that occurs in the evacuation of the Rented Premises by the Tenant.

b.                                      For the avoidance of any doubt, the parties hereby declare explicitly that nothing in the aforesaid herein in this section constitutes any waiver whatsoever of rights of the Lessor and/or the agreement to the fact that the Tenant shall fall behind or be delayed in any manner whatsoever in the vacating of the Rented Premises. Evacuation of the Rented Premises on time and the return thereof to the Lessor in practice are fundamental principles of this agreement and on the expiration of the lease or the cessation thereof or the revocation thereof as aforesaid in Section 20 of this agreement, the Lessor shall be entitled to vacate the Tenant from the Rented Premises forthwith.

c.                                       The breach of Section 21(a) and/or 21(b) above shall be deemed a material breach of this agreement.

Payments of Taxes and Expenses

22.                                 All taxes, expenses and other payments that apply to the Rented Premises, the use thereof as well as the lease pursuant to this agreement, commencing on the Date of Delivery of Possession of the Rented Premises to the Tenant and until the expiration of the lease, subject of this agreement, shall apply and be paid as follows:

a.

1.                                       Property tax and/or any other tax which, according to the law current at the time of signature of this agreement and/or law to be legislated following the date of signature of this agreement, is imposed and/or shall be imposed on the owner of Rented Premises who are not in possession of the Rented Premises shall apply and be paid in full by the Lessor.

2.                                       The Tenant hereby undertakes that commencing on the Date of Delivery of Possession of the Rented Premises, the Tenant shall pay all taxes, fees, municipal rates, obligatory payments, levies and other various payments, whether governmental, inter-city, or any others whatsoever, which apply at present and/or shall apply in future, according to law, and at any rate which applies from time to time by any law and which shall apply during the entire period of the lease with respect to the possessor and/or the user of the Rented Premises, by way of an unprotected tenancy, and which relate to Beit Shlomo and/or the use thereof and/or the possession of the Rented Premises during the entire period of the lease and/or which apply with respect to the lease, subject of this agreement, and this at the lawful time whereon such are to be paid, unless the pertinent law shall explicitly and directly deny the right of the Lessor to obligate the Tenant with the full payment thereof.

Notwithstanding the aforesaid, the parties agree that the Tenant shall not be liable for the payment of municipal rates in respect of the Rented Premises commencing on the Date of Delivery of Possession of the Rented Premises until the date September 1, 2011, since this period of time shall serve the Tenant for the purpose of the performance of the works to adapt the Rented Premises to the requirements thereof. In the event that the Tenant occupies Area A prior to the date September 1, 2011, the Tenant shall pay the full amount of the municipal rates in respect of the Rented Premises commencing on the date of actual occupation of Area A.

Furthermore, the Tenant shall bear all expenses, of any kind and type whatsoever, involved in the possession of Beit Shlomo and the systems included therein, and any expense of the maintenance thereof, proper operation thereof, and of receiving from a duly authorized entity all services of maintenance, Repairs and liability required by any law in connection with the elevators, as defined in Section 18A above, and the maintenance of all other permanent systems to be installed and/or assembled and/or constructed in the Rented Premises by the Lessor and/or by the Tenant, whether prior to the commencement of the Lease Period or at the time of the lease subject of this agreement, all as the case may be. Without derogating from the generality of the aforesaid, the Tenant shall bear payment of all ongoing expenses in respect of electricity, municipal rates, water (including payments for ongoing fees for drainage and sewage) (hereinafter: “the Payments”). Insofar as the Electric Corporation fails to preclude this, the Tenant shall install, at its own expense, a separate electricity meter and a separate water meter, in the Rented Premises, within 14 days of receiving possession of the Rented Premises, and the Tenant shall take steps, as well, within these 14 days, to register the meters with the Electric Corporation and the Local Authority as possessor of the Rented Premises and as the entity solely liable for all payments, including payments of taxes and municipal rates, which apply in respect of the use and possession of the Rented Premises thereby throughout the entire period wherein the lease, subject of this agreement, shall continue.

In addition, the Tenant shall bear payment of all the taxes, municipal rates, fees, levies, compulsory payments and all other payments imposed and/or applying in respect of the ongoing possession of Beit Shlomo, including, but without excluding, payments of municipal rates to the Local Authority in respect of the aforesaid areas.

In addition, the Tenant shall bear (on the basis of the cost for all of the tenant’s of Shaar Yokneam Park)  the relative share of all taxes, municipal rates, fees, levies, compulsory payments and all other payments to be imposed and/or that apply in respect of the continuing possession of the public areas included in Shaar Yokneam Park, including, but without excluding, payments of municipal rates to the Local Authority in respect of the aforesaid areas, in the proportion between the area of the Building of the Rented Premises to all the areas included in Shaar Yokneam Park, all as the case may be, as well as payments of electricity relating to the public areas included in Shaar Yokneam Park.

The Tenant undertakes to pay the full amount of payments in respect of the consumption of electricity within the Rented Premises directly to the Electric Corporation according to the demand thereof. If the Electric Corporation does not agree to having the payment in respect of the consumption of electricity paid directly to the Electric Corporation, the Tenant shall pay the full amount of the Payments in respect of electricity consumption within the Rented Premises directly to the Lessor within 48 (forty-eight) hours of the presentation of an invoice to the Tenant. It is clarified and underscored that insofar as the Tenant does not pay the full amount of payments in respect of the consumption of electricity in the Rented Premises, and the electricity to the Rented Premises is disconnected as a result thereof, the Lessor shall not be liable vis-à-vis the Tenant in connection thereto and/or in relation to the consequences ensuing therefrom.

3.                                       Without derogating from the generality of the aforesaid, the parties hereby agree that the Lessor shall be entitled to and may demand that the Tenant pay the Lessor the Payments mentioned in Section 22 (a)(2) above, all or in part, directly, in accordance with notice of the charge, which it shall transmit to the Tenant and which shall include the amounts of the Payments required and the manner of calculation thereof and the final date for payment thereof, which shall be no less than 15 days from the date the notice is transmitted, insofar as the matter is dependent on the Lessor.

Any payment that the Tenant pays the Lessor, pursuant to the aforesaid, shall be paid by the Tenant to the Lessor with the addition of statutory VAT. The Lessor shall present the Tenant with a duly issued tax invoice following the making of the aforesaid payment.

4.                                       The Tenant undertakes to present the Lessor, from time to time, but no more than 4 times a year, pursuant to the written demand of the Lessor, with accurate photocopies of all receipts and/or authorizations attesting that, indeed, it has paid all the Payments that apply thereto, pursuant to this agreement.

5.                                       If the Lessor for any reason whatsoever pays any payment whatsoever, the duty of payment whereof pursuant to the conditions of this agreement applies to the Tenant, and which the Tenant has not paid, notwithstanding that it has received written notice 14 days in advance for the payment thereof, the Tenant shall be obligated to reimburse the Lessor with any sum that it has paid, as aforesaid, forthwith upon the first written demand of the Lessor to the Tenant, together with arrears interest at the rate determined in Section 12 (d) above, from the date of payment by the Lessor until the date of actual reimbursement thereof.

The aforesaid herein in this section shall apply, mutatis mutandi, as the case may be, in the event that the Tenant pays a payment the duty of payment whereof in accordance with this agreement applies to the Lessor and the Lessor refrains from payment thereof, notwithstanding having received written warning at least 14 days in advance.

6.                                       If a payment, as aforesaid, is imposed with respect to an entire year, solely part of which lies within the Lease Period, the Tenant shall pay the relative share of the aforesaid payment that relates to the period wherein it has leased the Rented Premises from the Lessor. In the event that it is unfeasible to pay a relative share, as specified above, the Lessor shall reimburse the Tenant with the additional difference in the amount the Tenant paid, within 14 days of receiving the Tenant’s demand.

b.                                      In addition, the parties hereby agree that all remaining payments, without exception, including payments of taxes and the remaining expenses involved in the management of the Tenant’s business within the Rented Premises, including herein business tax, if such applies, as well signage tax, other than for signs of the Lessor, shall apply to and be paid in full and on time by the Tenant.

c.                                       The Tenant hereby undertakes to pay in full and on time all payments, without exception, involved in the use and/or possession of subscriber telephone lines to be installed, if installed, in the Rented Premises by the Lessor, throughout the entire period of the lease, subject of this agreement, until the vacating of the Rented Premises by the Tenant and the return of the Rented Premises to the possession of the Lessor.

In addition, the Tenant hereby undertakes to maintain the aforesaid subscriber telephone lines in good working order and to return them to the Lessor on the termination of the lease, subject of this agreement, as they are in good order and available for immediate use.

Nonetheless, it is hereby clarified and agreed that nothing in the aforesaid may obligate the Lessor with the installation of any telephone lines in the Rented Premises.

The tenant may install in the Rented Premises, at its sole and complete expense, additional subscriber telephone lines in accordance with the requirements thereof.

The telephone lines to be installed in the Rented Premises by the Tenant and at the expense thereof shall belong solely to the Tenant and the Tenant shall be entitled to remove them from the Rented Premises on termination of the lease, subject of this agreement.

d.                                      With respect to payments, for which the Tenant shall be obligated to pay VAT in respect thereof, in accordance with the conditions of this agreement and all appendices thereof, the Tenant shall then pay the full amount of VAT that applies thereto, from time to time and at any rate that applies from time to time on the date whereon the Tenant is obligated to pay the pertinent payment, in respect whereof the Tenant is obligated with the payment of VAT, as well, as aforesaid.

With respect to all payments the Tenant shall pay to the Lessor, the Tenant shall receive a duly prepared tax invoice from the Lessor.

e.                                       It is hereby underscored that commencing on the date of the beginning of the occupation of Area A or on September 1, 2011, whichever is the earlier of the two dates, as aforesaid, the Tenant shall bear in full the Payments and expenses which apply in connection to Beit Shlomo as a whole and the payment whereof is imposed on the Tenant in accordance with this agreement also during periods when it shall make use solely of part of the Rented Premises and the Tenant shall be deemed as the exclusive possessor of Beit Shlomo in its entirety.

f.                                         The breach of any and every one of the Sections 22 (a) to 22 (e) above shall be deemed a material breach of this agreement.

Lessor’s Undertakings Vis-à-vis the Electric Corporation

22A.

a.                                       The Tenant hereby authorizes that it has been informed by the Lessor that since the electricity to the Land is supplied by an accumulator, the Lessor has undertaken vis-à-vis the Israel Electric Corporation Ltd. (hereinafter: “the Electric Corporation”) to include in all lease agreements that relate to the lease of any areas within the Building the following undertakings of the Tenant specified herein below and, accordingly, the Tenant hereby undertakes vis-à-vis the Lessor and vis-à-vis the Electric Corporation as follows:

1.               To refrain from submitting a request for the supply of electricity from the Electric Corporation and/or any other entity save for the Lessor.

2.               To refrain from an application to the Electric Corporation with a request to install a separate meter for the Tenant.

3.               Without derogating from the aforesaid, if the Tenant installs any electronic or electric equipment, the Tenant may not bring any contention and/or claim whatsoever vis-à-vis and/or against the Electric Corporation as a result of the supply of electricity and/or disruptions in the supply thereof.

4.               The Tenant shall address any request and/or demand pertaining to the supply of electricity and/or disruptions in the supply of electricity solely to the Lessor and the Tenant shall waive any claim on any grounds whatsoever against the Electric Corporation as a result of the failure to supply electricity and/or disruptions in the supply of electricity to the Rented Premises.

Without derogating from the generality of the aforesaid, the parties hereby specify and agree that the Tenant may not request the Electric Corporation to augment the electricity connection to the Rented Premises without obtaining prior authorization in writing for this from the Lessor or apart from such authorization, if such is given.

b.                                      The parties hereby agree that if the Electric Corporation agrees thereto, payment in respect of the consumption of electricity shall be made by the Tenant directly to the Electric Corporation and a separate electricity meter in the Tenant’s name shall be installed in the Rented Premises.

c.                                       Without derogating from the aforesaid, and subject to Beit Shlomo being duly connected to the national electricity grid, the Tenant hereby waives any claim on any grounds whatsoever and any contention and/or demand of any kind whatsoever it is likely to have against the Lessor and/or against the management company on behalf of the Lessor, if there is such, and/or against anyone on behalf thereof, as regards all that pertains to the failure to supply electricity to the Rented Premises and/or as a result of disruptions and/or power outages regarding the supply of electricity to the Rented Premises.

c.                                       All undertakings of the Tenant specified herein Sections 22A (a) and/or 22 A(b) above are fundamental principles of this agreement and, accordingly, the breach of any one thereof shall be deemed as a material breach of this agreement.

Building Management and Inspection of the Rented Premises

23.

a.                                       The Tenant hereby undertakes to manage Beit Shlomo at the sole and complete expense thereof, including the performance of all maintenance works of all systems in Beit Shlomo (including the electricity, plumbing, sewage, sprinkler and air-conditioning systems), cleaning works, electricity supply, security, operation and maintenance of elevators, all this pursuant to the letter of undertaking of the Tenant, attached hereto as

Appendix I of this agreement, save for in connection to damages ensuing from defective works in the construction of Beit Shlomo.

The Tenant hereby undertakes to fulfill completely and properly all provisions of Appendix I of this agreement and/or any reasonable directive that applies and/or shall apply from time to time with respect to the Building and/or with respect to the Land and/or with respect to the use thereof, including any repair and/or alteration thereof, as to be determined from time to time in accordance with the sole and absolute discretion of the Lessor, provided that the rights of the Tenant, pursuant to this agreement, shall not be materially infringed.

The Tenant shall do its best so that the Tenant and anyone coming by virtue thereof and/or on behalf thereof, without exception, shall not act contrary to the provisions of Appendix I of this agreement and/or contrary to the instructions of the Lessor.

The Tenant hereby declares that it is aware of the supreme importance that the Lessor attributes to the management of the Rented Premises and proper maintenance thereof at a high level.

b.                                      If the Tenant decides to transfer the management of Beit Shlomo to an external company (which shall operate solely in accordance with the criteria indicated in Appendix I of this agreement) (hereinafter: “the External Company”), the Tenant shall deliver at least 30 (thirty) days’ early written notice thereof to the Lessor, with respect to the intent thereof to do so (hereinafter: “the Tenant’s Notice”).

The Tenant shall specify in the Tenant’s Notice the particulars of the External Company and the conditions it proposes for the management of Beit Shlomo.

Within 30 (thirty) days of the date of receiving the Tenant’s Notice, the Lessor shall be entitled to notify the Tenant in writing that it would like to manage Beit Shlomo of its own accord or by means of a company on behalf thereof on conditions that are no less than those specified in the Tenant’s Notice. In such event, the Lessor or a company on behalf thereof shall manage Beit Shlomo on these conditions and the Tenant shall sign the agreement with the management company and shall bear the payments and fulfill all undertakings, all as specified in the agreement to be signed between the Tenant and the management company.

c.                                       If, within 30 (thirty) days to be calculated from the date of receipt of the Tenant’s Notice, the Lessor fails to deliver to the Tenant written notice with respect to its wish to manage Beit Shlomo of its own accord or by way of a company on behalf thereof and if, within the aforesaid period of 30 (thirty) days, the Lessor fails to object on reasonable grounds to the identity of the External Company, the Tenant shall be entitled to transfer the management of Beit Shlomo to the External Company on conditions that are no less than those specified in the Tenant’s Notice and, in addition, provided that all the following conditions are fulfilled completely:

1.               The management agreement to be signed by the Tenant and the External Company (hereinafter: “the Management Agreement”) shall include explicit undertakings of the External Company addressed both vis-à-vis the Tenant and vis-à-vis the Lessor to refrain from acting in any manner whatsoever, which breaches and/or is likely to breach any condition and/or provision whatsoever of this agreement, including Appendix I attached hereto to this agreement. The Tenant shall present the text of the Management Agreement to the Lessor prior to the signature thereof and shall require the authorization of the Lessor prior to the commencement of the External Company’s services at Beit Shlomo.

2.               In any event that the Lessor is entitled to demand and/or claim by law and/or by that which is specified herein in this agreement the vacating of the Tenant from the Rented Premises, the Lessor shall be entitled to demand and/or claim as well the vacating of the External Company from Beit Shlomo.

3.               Prior to the commencement of the management of Beit Shlomo, the External Company shall sign and deliver to the Lessor a letter of undertaking in the form attached hereto as Appendix I to this agreement.

4.               The transfer of management of Beit Shlomo to the External Company shall not release the Tenant in any manner whatsoever from its duty vis-à-vis the Lessor to maintain the proper management of Beit Shlomo, including all systems thereof, in accordance with the letter of undertaking attached hereto as Appendix I to this agreement, without imposing any financial liability whatsoever on the Lessor. It is clarified that the Tenant shall be liable vis-à-vis the Lessor fully and without any limitation for the fulfillment of all provisions of the letter of undertaking attached hereto to this agreement as Appendix I, even if the management thereof of Beit Shlomo is carried out by the External Company.

5.               An act or omission of the External Company, which shall constitute a breach of the provisions of this agreement and the appendices thereof, shall constitute a breach of this agreement by the Tenant as well.

6.               In the event of a curtailment of the Lease Period and/or the cessation of the lease for any reason whatsoever, the period of connection with the External Company shall terminate together therewith.

7.               The Lessor shall be deemed as a beneficiary of the Management Agreement, and any right available to the Tenant vis-à-vis the External Company shall be available to the Lessor as well.

8.               The Tenant undertakes to include the relevant provisions of this Section 23(c) in the Management Agreement.

d.                                      The Tenant for its part hereby undertakes to sign a Management Agreement.

e.                                       In the event of the return of the area designated for sub-lease to the Lessor in accordance with the provisions of Section 17 above, the parties hereby agree that the management fees in relation to the area to be returned, as aforesaid, to the Lessor shall amount to the relative share of the costs and expenses the management company, which shall manage Beit Shlomo, shall incur, together with management fees at a rate of 15% (fifteen percent) that is — cost + 15%.

f.                                         Canceled.

g.                                      it is hereby agreed that the transformer room and the generator room (including the generator) shall be transferred to the hands of the Tenant for maintenance and operation, unless there is any preclusion thereto on the part of any relevant entity.

h.                                      The Lessor undertakes to allow the Tenant and/or the External Company to act by virtue of the warranties delivered thereto in connection with the systems of the Rented Premises.

i.                                          Without derogating from the aforesaid, it is hereby clarified that the Lessor shall not bear, in any event, any payment and/or expense whatsoever involved in the maintenance of Beit Shlomo and/or the management of Beit Shlomo and/or that ensue therefrom, except as specified herein in this agreement in connection with damages arising from deficient works in the construction of Beit Shlomo.

It is specified that the Tenant shall bear the full payments, without exception, involved in the management of Beit Shlomo, including during periods when it makes use of solely part of the Rented Premises.

j.                                          The Tenant hereby undertakes to permit the Lessor and/or representatives thereof to enter the Rented Premises at reasonable times to inspect the state of the Rented Premises and to move through the Rented Premises pipes, wiring and systems belonging to Beit Shlomo (in the event that the Lessor would like to do so), during regular business hours and in advance coordination with the Tenant, provided that the possibility of the Tenant’s reasonable use of the Rented Premises shall not be infringed. It is hereby clarified that any damage caused by the actions of the Lessor and/or anyone of its representatives and/or its agents and/or its contractors shall be repaired by the Lessor and the provisions of Section 18(b) shall apply to this section mutatis mutandi.

Furthermore, the parties agree that the Lessor and/or its authorized agents may enter the Rented Premises at reasonable times during ordinary business hours and in advance coordination with the Tenant to show the Rented Premises to third parties interested in its lease and/or its purchase.

k.                                       It is hereby agreed that any placement and/or installation of any signs whatsoever on the Building and/or on the Land, including signs for directions and/or signs advertising the business of the Tenant in the Rented Premises shall require the prior written authorization of the Lessor and of the signage consultants thereof and/or anyone on behalf thereof.

The right of the Tenant and the Lessor to place signs on the building of the Rented Premises shall be in accordance with the written agreement of the parties.

l.                                          Commencing on the Date of Delivery of Possession of the Rented Premises, the Tenant shall be liable for any malfunction and/or damage and/or loss to be caused to the Building, including the systems and accessories installed therein, save for normal wear and tear and\or a malfunction and/or damage and/or loss caused by the Lessor or anyone on its behalf.

In addition, and without derogating from the above, commencing on the Date of Delivery of Possession of the Rented Premises, the parties hereby agree that a guard shall be placed at the Rented Premises on behalf of the Tenant and at the expense of the Tenant.

Assignment of the Lessor’s Rights

24.                  The Lessor, and it only, is entitled to transfer its rights according to this agreement, entirely and/or partially, to others as it deems proper, though explicitly provided that the same does not harm the rights of the Tenant according to the terms and provisions of this Contract.

Breach of the Contract by the Parties

25.                  Breaches by the Tenant

A.           If the Tenant does not pay any sum and/or payment that is to be paid thereby according to the provisions of this agreement, the Lessor, after providing the Tenant with written warning of at least 30 (thirty) days for curing the breach, will be entitled to rescind this agreement, to demand from the Tenant to immediately vacate the Rented Premises and to return possession thereof to the Lessor. The Lessor will be entitled to lease the Rented Premises to others, and the same will not constitute termination of the Tenant’s obligation to continue paying the Rent at the rate specified in Section 21(A) above until the Rented Premises is leased to others and/or to pay the Rent difference in case the Rented Premises is leased to others for lower rent than those paid thereby.

The generality of the aforesaid may not compromise any right of the Lessor to claim and obtain enforcement of the provisions of this agreement and/or claim and receive from the Tenant, in any case, compensation for damage of any kind caused to the Rented Premises as a result of breach of the agreement by the Tenant.

B.             Without derogating and/or limiting the Lessor’s rights according to this agreement, and in addition to all remedies set forth therein, it is hereby agreed upon that occurrence of one or more of the following cases will be considered as breach of an essential and material term of this agreement, for which the Lessor is entitled, according to its exclusive and absolute discretion, to terminate the lease according to this agreement, and demand the immediate vacating of the Tenant from the Rented Premises, without the same compromising the Tenant’s obligation to fulfill the obligations according to this agreement, and the Tenant undertakes to vacate the Rented Premises and return the same to the Lessor immediately upon the Lessor’s first demand while the Rented Premises is vacant of any person and object, in working order, and subject to fulfillment of all other terms and provisions of this agreement:

1.               If a receiver or receiver and manager (temporary or permanent) is appointed for the Tenant’s businesses and/or property or part thereof, and such appointment is not terminated within 90 (ninety) days.

2.               If a liquidator (temporary or permanent) is appointed for the Tenant, and such appointment is not terminated within 90 (ninety) days.

3.               If the Tenant grants a right to use the Rented Premises or any part thereof to any third party in contravention to the terms and provisions of this agreement.

4.               If the Tenant uses the Rented Premises for a purpose that is not the Lease Purpose.

5.              If the Tenant materially breaches or does not fulfill one or more provision or term of this agreement, and does not remedy the breach within 45 (forty five) days, or 30 (thirty) days for a breach as aforesaid in Section 25(A), from the date required to do so by written notice sent thereto by the Lessor.

C.            If the Tenant does not pay, on time, any of the Payments that apply to it according to this agreement and refrains from doing so after receiving from the Lessor written warning of 14 (fourteen) days to pay the same, the Lessor will be entitled to perform such payment in lieu of the Lessor, and the Tenant will be obligated to return any such payment to the Lessor immediately upon the Lessor’s first demand.

For removal of doubt, it is hereby warranted that this sub-Section does not constitute any obligation on part of the Lessor to make such payment in lieu and/or for the Tenant.

26.                Breaches by the Lessor

Without derogating and/or limiting the Tenant’s rights according to this agreement, and in addition to all remedies set forth therein, it is hereby agreed upon that if the Lessor materially breaches or fails to fulfill any term or provision of this agreement, and in addition does not remedy the breach within 45 (forty five) days of the date required to do so by written notice sent thereto by the Tenant, or upon occurrence of one or more of the following cases that are considered as breach of an essential and material term of this agreement, the Tenant will be entitled, at its exclusive and absolute discretion, to terminate the lease according to this agreementand to vacate the Rented Premises and return the same to the Lessor while the Rented Premises is vacant of any person and object, in working order, and subject to fulfillment of all other terms and provisions of this agreement, and without derogating from the Lessor’s obligation to fulfill its obligations according to this Contract:

1.              If a receiver or receiver and manager (temporary or permanent) is appointed for the Lessor’s businesses and/or property or part thereof, and such appointment is not terminated within 90 (ninety) days.

2.              If a liquidator (temporary or permanent) is appointed for the Lessor, and such appointment is not terminated within 90 (ninety) days.

3.              If the Lessor grants a right to use the Rented Premises or any part thereof to any third party in contravention to the terms and provisions of this agreement.

For removal of doubt, it is hereby emphasized that the provisions of this Section 26 will apply only if the aforesaid prevents use by the Tenant of the Rented Premises.

Bank Guarantee

27.                Upon execution of this agreement, the Tenant hereby undertakes to deposit with the Lessor an autonomous, independent and unreserved bank guarantee of a recognized bank lawfully operating in Israel according to the format enclosed as Appendix K of this agreement. This guarantee will not be negotiable and will be drawn to the order of the Lessor only.

This bank guarantee will be at the sum (principal) of                  (                           New Shekels) (being equal to the Rent and Parking Fee (principal) for 12 (twelve) lease months of the Rented Premises along with lawful VAT). This bank guarantee will be linked to increases that occur in the Consumer Price Index according to the proportion by which the rate of the Consumer Price Index that is known at the time of its actual realization in relation to the rate of the Basic Index as defined in Section 13(A) above (hereinafter — “the Bank Guarantee”).

In case the Lessor or company on its behalf manages the Building, then the Bank Guarantee will be increased accordingly.

The validity of the Bank Guarantee will be for the duration of the entire Lease Term along with 3 (three) additional calendar months.

Notwithstanding the aforesaid, the Tenant will be entitled to provide the Bank Guarantee with validity for 15 (fifteen) calendar months commencing from the date on which the Lease Term begins, provided its validity is extended from time to time, no later than 60 (sixty) days prior to its expiration date, for 12 (twelve) additional calendar months. If the Tenant does not extend the validity of the Bank Guarantee at least 60 (sixty) days prior to its expiration date as aforesaid, then the Lessor will be entitled to realize the Bank Guarantee immediately.

All expenses, without exception, including stamping expenses and bank commissions that apply to and/or are connected to the issuance and/or extension of the Bank Guarantee will apply to and be fully paid by the Tenant.

It is hereby emphasized the agreed upon between the parties that the Bank Guarantee will be a financial, autonomous, unconditional, unreserved bank guarantee that is realizable immediately. It is hereby clarified and agreed upon that the Lessor will be entitled to demand immediate payment of the Bank Guarantee, entirely or partially, in any case of breach of this agreementby the Tenant, provided the Lessor provides the Tenant with written notice of its intention to realize the Bank Guarantee at least 10 (ten) days in advance.

Notwithstanding the aforesaid, it is hereby agreed upon that at the time of occupation of Area B by the Tenant, the Tenant will be entitled to replace the Bank Guarantee with another bank guarantee at the sum of                  (                           New Shekels) [being equal to the rent, management fee (if the Building is managed by the Lessor or its behalf) and the parking fee (principal) for 9 (nine) lease months of the Rented Premises along with lawful VAT] that is linked to increases that occur in the Consumer Price Index according to the proportion by which the rate of the Consumer Price Index that is known at the time of its actual realization in relation to the rate of the Basic Index as defined in Section 13(A) above (hereinafter — “the New Bank Guarantee”). All of the provisions that apply to the Bank Guarantee as aforesaid will also apply to the New Bank Guarantee.

It is hereby agreed upon that breach of Section 27(A) and/or Section 27(B) above will be considered as material breach of this agreement.

Guarantors for the Contract

28.                Cancelled section.

Additional Construction Rights of the Lessor and Additional Obligations of the Tenant

29.                The Tenant hereby represents, confirms and undertakes as follows:

A.            It has been informed by the Lessor that the Rented Premises built on the Land constitute an additional stage of a large construction project that includes, inter alia, structures already built by the Lessor, as well as additional structures that the Lessor is considering building upon the Land in the future.

The Tenant, on its part, hereby waives, in a final, complete, full and absolute manner, any claim and/or demand and/or suit pertaining to and/or regarding such additional construction, including due to inconvenience or nuisance or disruption in use of the Rented Premises that may be incurred by the Tenant as a result of the same, provided that the Tenant is not deprived of the possibility to make reasonable use of the Rented Premises during the entire Lease Term for the Lease Purpose.

The Tenant will be prevented from suing the Lessor and any person authorized thereby or on behalf thereof due to performance of these construction works, subject to the provisions of this Section above.

B.            It is hereby agreed by the parties that if in the future there is a possibility to construct a construction supplement upon the Structure and/or perform construction changes in the Structure itself, the Lessor will be entitled to construct as aforesaid, unless the Tenant will object to same.

The Tenant will not refuse to provide its consent to such construction other than in good faith and for reasonable grounds specified by it in writing that are related to unreasonable damage that may be incurred by it in management of its business at the Rented Premises for the Lease Purpose.

It is hereby clarified that the roof of the Structure is an integral part of the Rented Premises and the Tenant will have the exclusive permission to use the roof for its needs only and that the Lessor will have no possibility to use the roof without the written approval of the Tenant in advance, except for performance of repairs imposed thereupon according to the provisions of this agreementand/or for construction as aforesaid.

Notwithstanding the aforesaid, it is hereby clarified and agreed upon that the Tenant will not be entitled to erect and/or construct on the roof any structure and/or facility that require approvals and/or permits by law without receiving such approvals and the Lessor’s consent.

It is hereby agreed upon that if use by the Tenant of the Rented Premises roof requires performance of protective works (such as installations of rails), the Tenant undertakes to perform such works according to the provisions of any law and at its own expense.

It is hereby agreed upon that if and to the extent a new building is constructed on a lot bordering the Structure, the parties will discuss the possibility to rental thereof by the Tenant. It is emphasized that only if the parties reach agreement and execute a binding agreement will the parties be bound. It is hereby clarified that the Lessor shall not perform, in the area marked in blue in Exhibit L, any additional development works beyond those works which are subject to the approved development plans. Changes in the development plans regarding the area marked in blue in Exhibit L will be performed by the Lessor after consultations with the Tenant. It is agreed by the parties that the area marked in blue lines is designated for demolition for parking needs. Furthermore, the Tenant shall have the right of first refusal to lease any of the installations which will be located in the aread marked in blue in Exhibit L which will be offered to a third party by the Lessor, and that upon the same terms offered by the third party. The Tenant will notify the Lessor, in writing, within 14 (fourteen) days from receipt of the Lessor’s notice if it is interested in exercising its right of first refusal as specified above. Failure to provide a written response by the Tenant on time shall be deemed a waiver of the above right of first refusal.

Pledging of Rights

30.	A.	The Tenant will not be entitled to, and will may not, pledge, by any manner, all or any of its rights according to this agreement.
B.

1.                        It is hereby agreed upon that only the Lessor is entitled to pledge and/or mortgage the Structure in which the Rented Premises is located, entirely or partially, and to pledge and/or sell and/or transfer and/or assign to others its rights in the Land and/or its rights according to this agreement, including its right to receive the rent and the parking fee from the Tenant, entirely or partially, in any manner and form as the

Lessor deems proper from time to time, whether for obtaining financing or for any other purpose, all according to the Lessor’s exclusive and absolute discretion. The Tenant hereby explicitly agrees to assume and fulfill all provisions of this agreementtowards any other entity that replaces the Lessor, if any.

However, it is hereby agreed upon that pledge, mortgage, assignment, sale or transfer as aforesaid may not derogate from the Tenant’s rights according to this agreementand not add upon its obligations according thereto.

2.                        Without derogating from the generality of the aforesaid in Sections 30(A) and 30(B)(1), it is hereby agreed upon between the parties as follows:

The Lessor hereby assigns by way of pledge, according to the Assignment of Obligations Act, 5729-1969, all of its rights according to this Contract towards the Tenant to the benefit of Bank Leumi le Israel Ltd., and hereby provides an irrevocable instruction to the Tenant to pay and deposit all monies payable and that will be payable by the Tenant to the Lessor according to this agreementonly in the Lessor’s account administered at Bank Leumi le Israel Ltd., Branch no. 800 (19 Herzel St., Tel Aviv), Account no. 61823/25.

C.

The Tenant will execute, upon first written request by the Lessor, any document or confirmation required by law, from time to time, for one of the purposes specified in Section 30(B) of this agreement, to the extent required. The Tenant will not be entitled to condition this consent in any manner. Without derogating from the Tenant’s obligation as aforesaid, it is hereby agreed upon that notwithstanding any provision of law, the Tenant hereby exempts the Lessor from the need to obtain an additional or separate consent from the Tenant for performance of the aforesaid. Also, the Tenant exempts the Lessor from the need for the Tenant’s signature in connection to any matter mentioned in this section and/or any sub-section thereof — and this section and this agreementmay be presented by the Lessor to any third parties and will constitute irrevocable consent by the Tenant for performance of these actions.

D.

Without derogating from the generality of the aforesaid, the Lessor is providing the Tenant with right of first refusal to purchase the Structure in case the Lessor is interested in selling only the Structure as a building unto itself and not as part of a general sale of the Land or part thereof and is no prevention upon the same (hereinafter: “Right of First Refusal”), according and subject to the following provisions:

1.              The Lessor will notify the Tenant in writing of the cost of sale of the Structure and the payment term offered thereto by a potential buyer

(hereinafter: “the Lessor’s Notice”).

2.              The Tenant will advise the Lessor in writing only, within 15 (fifteen) days from receiving the Lessor’s Notice, whether it is interested in exercising the Right of First Refusal, that is, in purchasing the Structure that is the subject of the Lessor’s Notice (hereinafter: “Exercise Notice”). Non-provision of written response by the Tenant on time will be considered as waiver of the Right of First Refusal.

3.              If the Tenant does not submit to the Lessor an Exercise Notice, then the Lessor will be entitled to sell its rights in the Structure according to terms that are not inferior as far as the Lessor than the terms specified in the Lessor’s Notice, within 9 months from the deadline for submission of an Exercise Notice or the date on which the Tenant notifies it is not interested in purchasing the Structure, whichever occurs first (hereinafter: “the Exemption Period”).

4.              If the Exemption Period elapses without the Lessor selling its rights in the Structure, the Right of First Refusal mechanism will be reinstated as aforesaid in relation to the Structure.

E.

The Right of First Refusal as specified in Section 30(D) above will be effective only if at the time of its exercise the Tenant is renting the Rented Premises, does not advise of its intention to curtail the Lease Term according to this agreementand fulfills all obligations thereof according to this agreement.

F.	Breach of any of the Tenant’s obligations as specified in Section 30 above and/or any sub-section thereof will be considered as material breach of this agreement.

Adaptation Work in the Rented Premises for the Tenant’s Needs

31.                Without derogating from the binding effect of the provisions specified in Sections 8, 9, 9A and 19 above and the sub-section thereof regarding performance of Adaptation Work at the Rented Premises for the Tenant’s needs and/or regarding of the Tenant’s Works and/or regarding performance of any other works and/or changes in the Rented Premises, it is hereby agreed upon between the parties that as to all of the aforesaid works, including the Works, the Tenant’s Works, the changes, the renovations, the improvements and additions, without exception (hereinafter: “the Adaptation Work”), performed by the Tenant at the Rented Premises, including for sake of adapting of the Rented Premises to the Tenant’s needs, all of the cumulative conditions below will apply:

A.            The provisions of Sections 8, 9, 9A and 19 above will apply, mutatis mutandis, as the case may be, to performance of all “Adaptation Work.”

B.            “The Adaptation Work” and all changes performed by the Tenant in the Rented Premises will be performed according to the provisions of any law that applies and/or will apply thereupon from time to time, and the Tenant hereby undertakes to perform the same at its exclusive and full expense and lawfully receive, at its exclusive and full expense, any permit and license required and/or that will be required from time to time for performance of same.

C.            All plans, technical specifications, sketches and summaries of quantities, without exception, as relevant to performance of “the Adaptation Work,” will be submitted by the Tenant to the Lessor at least 30 (thirty) days in advance and will require written pre-approval by the Lessor and/or a competent engineer on its behalf for the performance thereof prior to commencement of actual performance thereby by the Tenant (and/or the Tenant’s behalf).

D.            The full and exclusive responsibility for performance of all “the Adaptation Work” and any damage caused due to performance thereof will apply to the Tenant only.

E.             It is hereby clarified and emphasized that all other provisions of this agreementwill also apply to performance of “the Adaptation Work,” including, without derogating from the generality of the provisions of this agreement, the Tenant’s obligation to maintain the insurance policies required according to the terms and conditions of this agreement.

F.              It is hereby agreed upon that breach of any of the Sections 31(A) through 31(E) above will be considered as material breach of this agreement.

Warning Prior to Termination of the Agreement

32.                It is hereby agreed by the parties upon that no Party is entitled to terminate this agreementin case of breach thereby by the other Party to this agreementunless the breaching Party is provided with written warning and the breaching Party does not remedy the breach attributed to it within 45 (forty five) days commencing the date of receiving the warning.

Miscellaneous

33.	A.

Any change or supplement to this agreementwill be valid only if made in writing and signed by both parties. Also, there will be no validity to any negotiations, agreement and compromise between the parties unless made in writing and signed by both parties.

B.

Non-submission of a claim to vacate or delay in submission of such claim or delay in taking other legal action will not be considered as waiver of the breach or acquiescence towards the breach or as waiver of any remedy and relief that the non-breaching Party is entitled to due to the breach and the breaching Party will be prevented from raising any argument of waiver regarding the breach.

	C.	In this agreement, “the Lessor” or “the Tenant” implies the plural form as well, and masculine implies the feminine as well — all as the case may be.
	D.	The parties designate the Tel Aviv — Jaffa courts as the place of jurisdiction on any matter regarding this agreementor that derives from breach thereof or related thereto or performance thereof, as well as any claim and proceeding according thereto.
E.

It is hereby agreed by the parties that an event deriving from the existence of reasons that are not dependent on the Tenant and not controlled thereby, including circumstances of force majeure and/or general recruitment to the IDF and/or any other event not under the Tenant’s control and that the Tenant could not have foreseen will be considered as an event not under the Tenant’s control (hereinafter — “Event Not Under the Tenant’s Control”).

If the Adaptation Work by the Tenant at the Rented Premises are delayed due to an Event Not Under the Tenant’s Control, the same will not constitute breach of this agreementby the Tenant, for a cumulative period of up to 45 (forty five) days. In this case only, the Tenant’s obligations will be delayed for a period identical to the period during which the Event Not Under the Tenant’s Control occurred, and in any case for a period not to exceed 45 (forty five) days.

It is emphasized that the aforesaid applies only during the period up to the commencement of the Lease Term. During the Lease Term, the Tenant will not be entitled to any exemption from fulfillment of its obligations, including in case of an Event Not Under the Tenant’s Control.

The aforesaid will apply, respectively, to the Lessor’s obligations.

34.                Without derogating from the validity of Section 37 below, it is hereby warranted and agreed upon that the parties’ signature upon this agreementhereby revokes any previous agreement and/or document and/or engagement between them, if any, as to the Rented Premises, and it is hereby emphasized that no previous agreement and/or document and/or engagement as aforesaid will have a binding effect, including for the sake of interpretation of this agreementand/or for any effect upon the relation between the parties as to the Rented Premises in any respect, and that the parties’ signature upon this agreementopens a new relationship between the parties and comprehensively and exhaustively regulates all of their mutual obligations and rights as to lease of the Rented Premises to the Tenant by the Lessor.

35.	A.

If one Party to this agreement makes or will make any payments that must be paid by the other Party according to this agreement, then the other Party will return to the paying Party the entire sums paid by the paying Party as aforesaid, immediately upon receipt of demand from the paying Party and upon receipt and/or presentation of appropriate documents; otherwise, any such debt will incur arrears interest equal to twice the interest according to the Interest and Linkage Adjudication Act, 5721-1961 or to the maximal rate practiced at Bank Leumi le Israel Ltd. for unapproved withdrawals in current loan accounts, according to the election of the paying Party, for the period commencing on the due date and until the date of actual payment thereof to the Party entitled to receive the same according to the terms and provisions of this agreement.

B.

Any payment that, according to this agreement, is linked to changes in the Consumer Price Index and that is not paid on its due date according to the terms and provisions of this agreement will be paid along with Consumer Price Index linkage differentials and interest at the rate specified in Section 12(D) above.

36.                The Tenant does not have and will not have the right of set-off and right of lien. The Tenant hereby waives the right of set-off and right of lien.

Cancellation of the Lease Agreement, Management Contract and Supplements to the Lease Agreement Regarding the Leased Premises at Beit Hermon

37.                It is hereby agreed upon between the parties that the lease agreement executed by the parties on 9.5.2001, the management contract executed by the parties on 9.5.2001, as well as any supplement to the aforesaid lease contract (hereinafter: “the Beit Hermon Agreements”), to the extent the same relate to the premises leased to the Tenant only at Beit Hermon that is built upon the Land (hereinafter: “the Beit Herman Rented Premises”), are hereby revoked by the parties, though the revocation will be effective only upon occupation of “Area A” by the Tenant and onwards.

The Tenant will notify the Lessor in writing of the actual date of vacating of the Beit Hermon Rented Premises, at least 30 (thirty) days in advance.

It is agreed upon that the provisions of the Beit Hermon Agreements and the provisions of this Section 37 will apply to the Beit Hermon Rented Premises until possession thereof is actually restored to the Lessor.

Subject to actual performance of this Section, no Party will have any claims towards the other Party regarding the Beit Hermon Rented Premises.

It is hereby agreed upon by the parties that the Beit Hermon Rented Premises will be returned to the Lessor’s possession in working order, clean and suitable for immediate use, and all systems at the Rented Premises, including the electric, installation and air conditioning systems, will be in working order and in compliance with the Beit Hermon Agreements and all supplements to the aforesaid lease agreement. Notwithstanding the aforesaid, and for removal of doubt, it is agreed upon that the cubicles currently in place at the Beit Hermon Rented Premises will remain, subject to the following.

The Tenant is permitted to remove up to 100 (one hundred) cubicles found on the first floor of the Beit Hermon Rented Premises and an additional floor to be coordinated with the Lessor. If the Tenant is interested in removing one hundred cubicles as aforesaid, then the Lessor will be entitled that these cubicles remain at the Beit Hermon Rented Premises in exchange for payment agreed upon between the parties and taking the market price into account.

14 (fourteen) days prior to the date for vacating the Beit Hermon Rented Premises (regarding which the Lessor will receive written notice for the Tenant), the Rented Premises will be examined by the Lessor (or representative on its behalf), which will prepare, along with the Tenant, a list of repairs that the Tenant must perform. The Tenant undertakes to perform all repairs it will be obligated to perform according to the aforesaid list within a reasonable time following the vacating of the Beit Hermon Rented Premises, and in any case within 30 (thirty) days from vacating the Beit Hermon Rented Premises.

Addresses

38..	A.

The parties’ addresses for purposes of this agreement are as specified in the preamble to this agreement.

Any notice that one Party to this agreement sends to the other Party to this agreement according to the addresses as aforesaid will be considered as having duly arrived and submitted to its destination upon the passage of 3 (three) business days from the date of delivery thereof for dispatch through registered mail in Israel.

	B.	Every Party undertakes to notify the other Party of any change in its address as aforesaid, from time to time.

It witness whereof the parties have signed:

Lessor	Tenant